EXECUTION VERSION Published CUSIP Number: 90354AAA8 Revolver CUSIP Number: 90354AAB6 Term Loan CUSIP Number: 90354AAC4 $1,200,000,000 THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 30, 2021, by and among UBIQUITI INC., as Borrower, the Lenders referred to herein, as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Lender, WELLS FARGO SECURITIES, LLC, HSBC BANK USA, NATIONAL ASSOCIATION, PNC BANK, NATIONAL ASSOCIATION, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners, and MUFG UNION BANK, N.A., as Documentation Agent

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS ................................................................................................................... 1 SECTION 1.1 Definitions ...................................................................................................... 1 SECTION 1.2 Other Definitions and Provisions ................................................................. 34 SECTION 1.3 Accounting Terms ........................................................................................ 35 SECTION 1.4 UCC Terms .................................................................................................. 35 SECTION 1.5 Rounding ...................................................................................................... 35 SECTION 1.6 References to Agreement and Laws ............................................................. 35 SECTION 1.7 Times of Day ................................................................................................ 36 SECTION 1.8 Letter of Credit Amounts ............................................................................. 36 SECTION 1.9 Guarantees and Non-Recourse Indebtedness ............................................... 36 SECTION 1.10 Covenant Compliance Generally.................................................................. 36 SECTION 1.11 Rates; LIBOR Notification ........................................................................... 36 SECTION 1.12 Limited Condition Acquisitions ................................................................... 37 SECTION 1.13 Divisions....................................................................................................... 38 ARTICLE II CREDIT FACILITIES ..................................................................................................... 38 SECTION 2.1 Revolving Credit Loans ............................................................................... 38 SECTION 2.2 Swingline Loans ........................................................................................... 39 SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans ............................................................................................................ 40 SECTION 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans ............................................................................................................ 41 SECTION 2.5 Permanent Reduction of the Revolving Credit Commitment ....................... 42 SECTION 2.6 Termination of Revolving Credit Facility .................................................... 42 SECTION 2.7 Increase in Revolving Credit Commitments; Incremental Loans ................ 42 SECTION 2.8 Initial Term Loan ......................................................................................... 44 SECTION 2.9 Procedure for Advance of Term Loans ........................................................ 45 SECTION 2.10 Repayment of Term Loans ........................................................................... 45 SECTION 2.11 Prepayments of Term Loans ........................................................................ 45 ARTICLE III LETTER OF CREDIT FACILITY .................................................................................. 47 SECTION 3.1 L/C Facility .................................................................................................. 47 SECTION 3.2 Procedure for Issuance of Letters of Credit .................................................. 48 SECTION 3.3 Commissions and Other Charges ................................................................. 48 SECTION 3.4 L/C Participations ......................................................................................... 49

TABLE OF CONTENTS (continued) Page ii SECTION 3.5 Reimbursement Obligation of the Borrower ................................................ 49 SECTION 3.6 Obligations Absolute .................................................................................... 50 SECTION 3.7 Effect of Letter of Credit Application .......................................................... 50 ARTICLE IV GENERAL LOAN PROVISIONS .................................................................................. 50 SECTION 4.1 Interest .......................................................................................................... 51 SECTION 4.2 Notice and Manner of Conversion or Continuation of Loans ...................... 52 SECTION 4.3 Fees .............................................................................................................. 52 SECTION 4.4 Manner of Payment ...................................................................................... 53 SECTION 4.5 Evidence of Indebtedness ............................................................................. 53 SECTION 4.6 Sharing of Payments by Lenders .................................................................. 54 SECTION 4.7 Administrative Agent’s Clawback ............................................................... 54 SECTION 4.8 Changed Circumstances ............................................................................... 55 SECTION 4.9 Indemnity ..................................................................................................... 57 SECTION 4.10 Increased Costs ............................................................................................. 58 SECTION 4.11 Taxes ............................................................................................................ 59 SECTION 4.12 Mitigation Obligations; Replacement of Lenders ........................................ 63 SECTION 4.13 Cash Collateral ............................................................................................. 64 SECTION 4.14 Defaulting Lenders ....................................................................................... 64 ARTICLE V CONDITIONS OF CLOSING AND BORROWING ..................................................... 67 SECTION 5.1 Conditions to Closing and Initial Extensions of Credit ................................ 67 SECTION 5.2 Conditions to All Extensions of Credit ........................................................ 70 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES ................ 70 SECTION 6.1 Organization; Power; Qualification .............................................................. 70 SECTION 6.2 Ownership .................................................................................................... 71 SECTION 6.3 Authorization; Enforceability ....................................................................... 71 SECTION 6.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc ...................................................................................................... 71 SECTION 6.5 Compliance with Law; Governmental Approvals ........................................ 72 SECTION 6.6 Tax Returns and Payments ........................................................................... 72 SECTION 6.7 Intellectual Property Matters ........................................................................ 72 SECTION 6.8 Environmental Matters ................................................................................. 72 SECTION 6.9 Employee Benefit Matters ............................................................................ 73 SECTION 6.10 Margin Stock ................................................................................................ 74

TABLE OF CONTENTS (continued) Page iii SECTION 6.11 Government Regulation ............................................................................... 75 SECTION 6.12 Material Contracts ........................................................................................ 75 SECTION 6.13 Employee Relations ...................................................................................... 75 SECTION 6.14 Financial Statements .................................................................................... 75 SECTION 6.15 No Material Adverse Change ....................................................................... 75 SECTION 6.16 Solvency ....................................................................................................... 75 SECTION 6.17 Title to Properties ......................................................................................... 76 SECTION 6.18 Litigation ...................................................................................................... 76 SECTION 6.19 Anti-Corruption Laws and Sanctions ........................................................... 76 SECTION 6.20 Absence of Defaults ..................................................................................... 76 SECTION 6.21 Disclosure ..................................................................................................... 76 ARTICLE VII AFFIRMATIVE COVENANTS ..................................................................................... 76 SECTION 7.1 Financial Statements and Budgets ................................................................ 77 SECTION 7.2 Certificates; Other Reports ........................................................................... 78 SECTION 7.3 Notice of Other Matters ................................................................................ 79 SECTION 7.4 Preservation of Corporate Existence and Related Matters ........................... 79 SECTION 7.5 Maintenance of Property and Licenses ........................................................ 80 SECTION 7.6 Insurance ...................................................................................................... 80 SECTION 7.7 Accounting Methods and Financial Records ................................................ 80 SECTION 7.8 Payment of Taxes ......................................................................................... 80 SECTION 7.9 Compliance with Laws and Approvals ........................................................ 80 SECTION 7.10 Environmental Laws .................................................................................... 80 SECTION 7.11 Compliance with ERISA .............................................................................. 81 SECTION 7.12 Compliance with Material Contracts ............................................................ 81 SECTION 7.13 Visits and Inspections ................................................................................... 81 SECTION 7.14 Additional Subsidiaries ................................................................................ 81 SECTION 7.15 Use of Proceeds ............................................................................................ 83 SECTION 7.16 Further Assurances ....................................................................................... 83 SECTION 7.17 Anti-Corruption Laws and Sanctions; Beneficial Ownership Regulation; Anti-Money Laundering Laws.................................................. 83 ARTICLE VIII NEGATIVE COVENANTS ............................................................................................ 83 SECTION 8.1 Indebtedness ................................................................................................. 84 SECTION 8.2 Liens ............................................................................................................. 85

TABLE OF CONTENTS (continued) Page iv SECTION 8.3 Investments................................................................................................... 87 SECTION 8.4 Fundamental Changes .................................................................................. 89 SECTION 8.5 Asset Dispositions ........................................................................................ 90 SECTION 8.6 Restricted Payments ..................................................................................... 91 SECTION 8.7 Transactions with Affiliates ......................................................................... 92 SECTION 8.8 Accounting Changes; Organizational Documents........................................ 92 SECTION 8.9 Payments and Modifications of Junior Indebtedness ................................... 92 SECTION 8.10 No Further Negative Pledges; Restrictive Agreements ................................ 93 SECTION 8.11 Nature of Business ....................................................................................... 94 SECTION 8.12 [Reserved] .................................................................................................... 94 SECTION 8.13 Financial Covenants ..................................................................................... 94 SECTION 8.14 Disposal of Subsidiary Interests ................................................................... 94 ARTICLE IX DEFAULT AND REMEDIES ......................................................................................... 94 SECTION 9.1 Events of Default .......................................................................................... 94 SECTION 9.2 Remedies ...................................................................................................... 96 SECTION 9.3 Rights and Remedies Cumulative; Non-Waiver; etc .................................... 97 SECTION 9.4 Crediting of Payments and Proceeds ............................................................ 98 SECTION 9.5 Administrative Agent May File Proofs of Claim ......................................... 99 SECTION 9.6 Credit Bidding .............................................................................................. 99 ARTICLE X THE ADMINISTRATIVE AGENT .............................................................................. 100 SECTION 10.1 Appointment and Authority........................................................................ 100 SECTION 10.2 Rights as a Lender ...................................................................................... 100 SECTION 10.3 Exculpatory Provisions .............................................................................. 100 SECTION 10.4 Reliance by the Administrative Agent ....................................................... 101 SECTION 10.5 Delegation of Duties ................................................................................... 102 SECTION 10.6 Resignation of Administrative Agent ......................................................... 102 SECTION 10.7 Non-Reliance on Administrative Agent and Other Lenders ...................... 103 SECTION 10.8 No Other Duties, etc ................................................................................... 103 SECTION 10.9 Collateral and Guaranty Matters ................................................................ 103 SECTION 10.10 Secured Hedge Agreements and Secured Cash Management Agreements................................................................................................. 104 SECTION 10.11 Erroneous Payments ................................................................................... 104

TABLE OF CONTENTS (continued) Page v ARTICLE XI MISCELLANEOUS ...................................................................................................... 106 SECTION 11.1 Notices ........................................................................................................ 106 SECTION 11.2 Amendments, Waivers and Consents ......................................................... 108 SECTION 11.3 Expenses; Indemnity .................................................................................. 110 SECTION 11.4 Right of Setoff ............................................................................................ 112 SECTION 11.5 Governing Law; Jurisdiction, Etc ............................................................... 112 SECTION 11.6 Waiver of Jury Trial ................................................................................... 113 SECTION 11.7 Reversal of Payments ................................................................................. 113 SECTION 11.8 Injunctive Relief ......................................................................................... 114 SECTION 11.9 Successors and Assigns; Participations ...................................................... 114 SECTION 11.10 Treatment of Certain Information; Confidentiality .................................... 118 SECTION 11.11 Performance of Duties ................................................................................ 119 SECTION 11.12 All Powers Coupled with Interest .............................................................. 119 SECTION 11.13 Survival ...................................................................................................... 119 SECTION 11.14 Titles and Captions ..................................................................................... 119 SECTION 11.15 Severability of Provisions .......................................................................... 119 SECTION 11.16 Counterparts; Integration; Effectiveness; Electronic Execution ................ 119 SECTION 11.17 Term of Agreement .................................................................................... 120 SECTION 11.18 USA PATRIOT Act; Anti-Money Laundering Laws ................................ 120 SECTION 11.19 Independent Effect of Covenants ............................................................... 121 SECTION 11.20 No Advisory or Fiduciary Responsibility .................................................. 121 SECTION 11.21 [Reserved] .................................................................................................. 122 SECTION 11.22 Nature of Obligations ................................................................................. 122 SECTION 11.23 Judgment Currency .................................................................................... 122 SECTION 11.24 Inconsistencies with Other Documents ...................................................... 122 SECTION 11.25 Amendment and Restatement; No Novation .............................................. 122 SECTION 11.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .................................................................................................. 123 SECTION 11.27 Certain ERISA Matters .............................................................................. 123 SECTION 11.28 Acknowledgement Regarding Any Supported QFCs................................. 124

vi EXHIBITS Exhibit A-1 - Form of Revolving Credit Note Exhibit A-2 - Form of Swingline Note Exhibit A-3 - Form of Term Loan Note Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Account Designation Exhibit D - Form of Notice of Prepayment Exhibit E - Form of Notice of Conversion/Continuation Exhibit F - Form of Officer’s Compliance Certificate Exhibit G - Form of Assignment and Assumption Exhibit H-1 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders) Exhibit H-2 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants) Exhibit H-3 - Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships) Exhibit H-4 - Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships) SCHEDULES Schedule 1.1 - Existing Letters of Credit Schedule 1.1(a) - Initial Term Loans, Revolving Credit Commitments and Revolving Credit Commitment Percentages Schedule 6.1 - Jurisdictions of Organization and Qualification Schedule 6.2 - Subsidiaries and Capitalization Schedule 6.6 - Tax Matters Schedule 6.12 - Material Contracts Schedule 6.13 - Labor and Collective Bargaining Agreements Schedule 6.17 - Real Property Schedule 6.18 - Litigation Schedule 8.1 - Existing Indebtedness Schedule 8.2 - Existing Liens Schedule 8.3 - Existing Loans, Advances and Investments Schedule 8.7 - Transactions with Affiliates

1 This THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2021, is by and between UBIQUITI INC., a Delaware corporation, formerly known as Ubiquiti Networks, Inc., as Borrower (the “Borrower”), the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE The Borrower, the lenders party thereto and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of January 17, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). The Borrower has requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed to amend and restate the Existing Credit Agreement and extend certain credit facilities to the Borrower. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 10.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 11.1(c). “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning assigned thereto in Section 11.1(e). “Agreement” means this Credit Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

2 “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Borrower or its Subsidiaries related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Consolidated Total Leverage Ratio: Pricing Level Consolidated Total Leverage Ratio Commitment Fee LIBOR + Base Rate + I Less than 1.50 to 1.00 0.20% 1.50% 0.50% II Greater than or equal to 1.50 to 1.00, but less than 2.00 to 1.00 0.25% 1.75% 0.75% III Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00 0.30% 2.00% 1.00% IV Greater than or equal to 2.50 to 1.00 0.35% 2.25% 1.25% The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Borrower provides an Officer’s Compliance Certificate pursuant to Section 7.2(a) for the most recently ended fiscal quarter of the Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level I until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Consolidated Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide an Officer’s Compliance Certificate when due as required by Section 7.2(a) for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered shall be based on Pricing Level IV until such time as such Officer’s Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued. Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 7.1 or 7.2(a) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Revolving Credit Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall promptly deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (C) the Borrower shall, within two (2) Business Days of demand thereof by the Administrative Agent, pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such

3 Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 4.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 4.1(b) and 9.2 nor any of their other rights under this Agreement or any other Loan Document. The Borrower’s obligations under this paragraph shall survive the termination of the Revolving Credit Commitments and the repayment of all other Obligations hereunder. “Arrangers” means Wells Fargo Securities, LLC, HSBC Bank USA, National Association, PNC Bank, National Association, and Fifth Third Bank, National Association, each in its capacity as a joint lead arranger and joint bookrunner. “Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any division, merger or disposition of Equity Interests and any sale-leaseback) by any Credit Party or any Subsidiary thereof, and any issuance of Equity Interests by any Subsidiary of the Borrower to any Person that is not a Credit Party or any Subsidiary thereof. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease Obligations of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as Capital Lease Obligations. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 4.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) LIBOR Rate for an Interest Period of one month plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or LIBOR (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable).

4 “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a). “Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i). “Benchmark Replacement” means, for any Available Tenor, (a) with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to such Benchmark Replacement Date that the Borrower has a Hedge Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (a)(1) for such Benchmark Transition Event or Early Opt-in Election, as applicable; (2) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment; (3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; or (b) with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment; provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a)(1), (a)(2) or (a)(3) or clause (b) of this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

5 (1) for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark; (2) for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities; and (3) for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate; provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 4.8(c)(i) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of

6 determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Borrower pursuant to Section 4.8(c)(i)(B); or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

7 (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning assigned thereto in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning assigned thereto in Section 7.2. “Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in San Francisco, California, Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a London Banking Day.

8 “Calculation Date” has the meaning assigned thereto in the definition of Applicable Margin. “Capital Expenditures” means, with respect to the Borrower and its Subsidiaries on a Consolidated basis, for any period, (a) the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a Consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) Capital Lease Obligations during such period, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset which was destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person. “Capital Lease Obligations” of any Person means, subject to Section 1.3(b), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Collateralize” means, to pledge and deposit with, or deliver to the Administrative Agent, or directly to the Issuing Lender, for the benefit of one or more of the Issuing Lender, the Swingline Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swingline Loans, cash or deposit account balances or, if the Administrative Agent and the applicable Issuing Lender and the Swingline Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, the Issuing Lender and the Swingline Lender, as applicable. “Cash Collateral” shall have a meaning which correlates to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one hundred twenty (120) days from the date of acquisition thereof, (b) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor’s Financial Services LLC or Moody’s Investors Service, Inc., (c) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, (e) solely in the case of any Foreign Subsidiary, investments, instruments or securities equivalent to those referred to in clauses (a) through (d) of this definition denominated in any foreign currency that is the local currency of such Foreign Subsidiary or (f) any other investments (whether short term or long term) approved by the Borrower’s board of directors (or a committee thereof) as part of its cash investment policy with the consent (such consent not to be unreasonably withheld) of the Administrative Agent. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a Credit Party or any of its Subsidiaries, is a Lender, an Affiliate of a Lender, the

9 Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date), is a party to a Cash Management Agreement with a Credit Party or any of its Subsidiaries, in each case in its capacity as a party to such Cash Management Agreement. “Change in Control” means the occurrence of one or more of the following events or series of events: (a) the Controlling Shareholder shall cease to own, beneficially and of record, either directly or indirectly, Equity Interests in the Borrower representing more than 50% of the combined voting power of all of Equity Interests entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such Equity Interests that the Controlling Shareholder has the right to acquire, whether such right is exercisable immediately or only after the passage of time); or (b) the Borrower shall fail to control and directly own 100% of each class of outstanding Equity Interests of Ubiquiti Cayman. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents. “Collateral Agreement” means the Second Amended and Restated US Collateral Agreement dated as of January 17, 2018 executed by the Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties. “Commitment Fee” has the meaning assigned thereto in Section 4.3(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

10 “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) income and franchise taxes, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) extraordinary losses (excluding extraordinary losses from discontinued operations) and (v) non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity-incentive programs less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any extraordinary gains and (iii) non-cash gains or non-cash items increasing Consolidated Net Income. For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to (b) Consolidated Interest Expense for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date. “Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Capital Lease Obligations and all net payment obligations pursuant to Hedge Agreements) for such period. “Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Borrower or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to the Borrower or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or any of its Subsidiaries or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person’s assets are acquired by the Borrower or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Borrower or any of its Subsidiaries of such net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary and (d) any gain or loss from Asset Dispositions during such period. “Consolidated Secured Indebtedness” means, as of any date of determination, the aggregate principal amount of all Consolidated Total Indebtedness that is secured by a Lien on any assets of the Borrower or any of its Subsidiaries. “Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) the Consolidated Secured Indebtedness on such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date.

11 “Consolidated Total Indebtedness” means, as of any date of determination with respect to the Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the Borrower and its Subsidiaries (excluding all letters of credit that are fully cash-collateralized; provided that the deduction for all such cash-collateralized letters of credit shall not exceed $10,000,000 in the aggregate at any time). “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlling Shareholder” means, collectively, Robert J. Pera, his estate, spouse, siblings, heirs and lineal descendants, any trust for the benefit of the foregoing and any successor-in-interest to any of the foregoing. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Facility” means, collectively, the Revolving Credit Facility, the Term Loan Facility, the Swingline Facility and the L/C Facility. “Credit Parties” means, collectively, the Borrower and the Guarantors. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 9.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 4.14(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans, any Term Loan, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within two (2) Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent,

12 together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.14(b)) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swingline Lender and each Lender. “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Revolving Credit Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Revolving Credit Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash (other than the scheduled payment of dividends on common stock following the declaration of such dividends) or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest Revolving Credit Maturity Date or Term Loan Maturity Date, as applicable, at such time; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.

13 “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. “Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.9(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 11.9(b)(iii)). “Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Credit Party or any ERISA Affiliate or (b) any Pension Plan or Multiemployer Plan that has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliate. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims

14 by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to public health or the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of an exempted company incorporated under the laws of the Cayman Islands, shares, (d) in the case of a partnership, partnership interests (whether general or limited), (e) in the case of a limited liability company, membership interests, (f) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (g) any and all warrants, rights or options to purchase any of the foregoing. “Equity Issuance” means (a) any issuance by any Credit Party or any Subsidiary thereof of shares of its Equity Interests to any Person that is not a Credit Party (including, without limitation, in connection with the exercise of options or warrants or the conversion of any debt securities to equity) and (b) any capital contribution from any Person that is not a Credit Party into any Credit Party or any Subsidiary thereof. The term “Equity Issuance” shall not include (A) any Asset Disposition or (B) any Debt Issuance. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “Erroneous Payment” has the meaning assigned thereto in Section 10.11(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City. “Event of Default” means any of the events specified in Section 9.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit

15 Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender or Issuing Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender or Issuing Lender with respect to an applicable interest in a Loan, Revolving Credit Commitment or Letter of Credit pursuant to a law in effect on the date on which (i) such Lender or Issuing Lender acquires such interest in the Loan, Revolving Credit Commitment or Letter of Credit (other than pursuant to an assignment request by the Borrower under Section 4.12(b)) or (ii) such Lender or Issuing Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.11, amounts with respect to such Taxes were payable either to such Lender or Issuing Lender's assignor immediately before such Lender or Issuing Lender became a party hereto or to such Lender or Issuing Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.11(g) and (d) any United States federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning assigned thereto in the Statement of Purpose. “Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1. “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of the Term Loans made by such Lender then outstanding or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of Sections 1471 and 1474 of the Code, and any applicable laws, regulations and guidance notes implementing the obligations imposed by Sections 1471 through 1474 of the Code into the domestic legislative framework of the Cayman Islands. “FDIC” means the Federal Deposit Insurance Corporation.

16 “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, such rate shall be determined based on the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries ending on June 30. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Holdco” means a Domestic Subsidiary whose assets substantially consist of Equity Interests in Foreign Subsidiaries. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by the Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “GAAP” means, at any time, generally accepted accounting principles in the United States of America as in effect at such time, applied in accordance with the consistency requirements thereof. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and

17 including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an applicant or issuer in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part). “Guarantors” means Ubiquiti Energy, LLC, a Delaware limited liability company, Ubiquiti Labs, LLC, a Delaware limited liability company, 6408 Equipment LLC, a Delaware limited liability company, and each other direct and indirect Domestic Subsidiary of the Borrower which become a party to the Subsidiary Guaranty Agreement pursuant to Section 7.14; provided that, for the avoidance of doubt, none of the following shall be required to become a Guarantor hereunder: (a) Immaterial Domestic Subsidiaries, (b) a direct or indirect Domestic Subsidiary of a Foreign Subsidiary or Foreign Subsidiary Holdco, (c) a Foreign Subsidiary Holdco or (d) any Foreign Subsidiary. “Guaranty Agreements” means (a) the Subsidiary Guaranty Agreement, and (b) any other unconditional guaranty agreement executed by any other Guarantor for the benefit of the Secured Parties. “Hazardous Materials” means all pollutants, contaminants and other materials, substances and wastes which are hazardous, toxic, caustic, harmful or dangerous to human health or the environment, including petroleum and petroleum products and byproducts, radioactive materials, asbestos, polychlorinated biphenyls and all materials, substances and wastes which are classified or regulated as “hazardous,” “toxic” or similar descriptions under any Environmental Law. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. “Hedge Bank” means any Person that, (a) at the time it enters into a Hedge Agreement with a Credit Party or any of its Subsidiaries permitted under Article VIII, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date), is a party to a Hedge Agreement with a Credit Party or any of its Subsidiaries, in each case in its capacity as a party to such Hedge Agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s)

18 determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Immaterial Domestic Subsidiary” means any Domestic Subsidiary that (a) together with its Subsidiaries, (i) has assets representing no more than 2.5% of the Consolidated total assets of the Borrower and its Domestic Subsidiaries or (ii) generates no more than 2.5% of the Consolidated revenues of the Borrower and its Domestic Subsidiaries (excluding each direct or indirect Domestic Subsidiary of a Foreign Subsidiary and each Foreign Subsidiary Holdco), in each case, as reflected in the most recent financial statements delivered pursuant to Sections 7.1(a) or (b), as applicable, and (b) has been designated as an “Immaterial Domestic Subsidiary” by the Borrower in the manner provided below; provided that, (x) if, upon the delivery of the most recent financial statements delivered pursuant to Sections 7.1(a) or (b), as applicable, (A) the total assets of the Immaterial Domestic Subsidiaries, taken as a whole, as of the last day of the Borrower’s most recently ended fiscal quarter shall be greater than 5% of the Consolidated total assets of the Borrower and its Domestic Subsidiaries or (B) the total revenue of the Immaterial Domestic Subsidiaries, taken as a whole, as of the end of the most recently ended four consecutive fiscal quarter period shall be greater than 5% of the Consolidated total revenues of the Borrower and its Domestic Subsidiaries for such period, then the Borrower shall designate Immaterial Domestic Subsidiaries as Guarantors and take such actions as may be necessary, including causing an Immaterial Domestic Subsidiary to grant security interests pursuant to Section 7.14(a), until Immaterial Domestic Subsidiaries comprise less than the percentages of Consolidated total assets or total revenue in the preceding clauses (A) and (B), and (y) notwithstanding the foregoing, Ubiquiti Energy, LLC, a Delaware limited liability company, and Ubiquiti Labs, LLC, a Delaware limited liability company, shall be deemed not to be Immaterial Domestic Subsidiaries hereunder. The Borrower may from time to time designate any Domestic Subsidiary (including a newly-created or newly-acquired Domestic Subsidiary) as an Immaterial Domestic Subsidiary by delivering to the Administrative Agent a certificate of a Responsible Officer making such designation and confirming that (x) such Domestic Subsidiary meets the requirements set forth in this definition and (y) immediately after giving effect to such designation, no Event of Default shall have occurred and be continuing. “Immaterial Foreign Subsidiaries” means all Foreign Subsidiaries that are not Material Foreign Subsidiaries. “Increase Effective Date” has the meaning assigned thereto in Section 2.7(c). “Incremental Amendment” has the meaning assigned thereto in Section 2.7(g). “Incremental Facilities Limit” means, with respect to any proposed incurrence of additional Indebtedness under Section 2.7, an amount equal to the sum of: (a) an amount (the “Fixed Incremental Amount”) equal to the sum of (i) $500,000,000, plus (ii) the aggregate principal amount of any voluntary prepayments of Incremental Term Loans, plus (iii) the aggregate amount of all optional prepayments of Revolving Credit Loans (solely to the extent accompanied by a permanent optional reduction in the Revolving Credit Commitment); provided that, in each case of clauses (b)(ii) and (iii), such amounts shall only be added under this clause (b) to the extent such prepayments are not funded with the proceeds of Indebtedness that, in accordance with GAAP, constitute (or when incurred, constituted) a long-term liability, less (iv) the total aggregate initial principal amount (as of the date of incurrence thereof) of all Incremental Increases, in each case previously incurred under the Fixed Incremental Amount, plus

19 (b) an amount of additional Indebtedness (the “Ratio Incremental Amount”) that would not cause the Consolidated Secured Leverage Ratio as of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable, prior to the incurrence of such additional Indebtedness (or in the case of any additional Indebtedness, the proceeds of which will finance a substantially concurrent Limited Condition Acquisition, the LCA Test Date) to exceed 2.50 to 1.00 (calculated on a Pro Forma Basis after giving effect to the incurrence of such additional Indebtedness and any Limited Condition Acquisition to be consummated using the proceeds of such additional Indebtedness and assuming that any proposed Revolving Credit Facility Increase is fully drawn at such time and giving effect to the use of proceeds thereof). The Borrower may elect to use any component of the Incremental Facilities Amount, in any order, in its sole discretion, and if there is capacity under the Ratio Incremental Amount at any time that an Incremental Term Loan or Revolving Commitment Increase is incurred and the Borrower does not otherwise make an election, the Borrower will be deemed to have elected the Ratio Incremental Amount. “Incremental Increases” has the meaning assigned thereto in Section 2.7(a). “Incremental Lender” has the meaning assigned thereto in Section 2.7(b). “Incremental Term Loan” has the meaning assigned thereto in Section 2.7(a). “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under earn-out or similar agreements), except (i) trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person and (ii) intercompany charges, payments and/or obligations among the Credit Parties and Subsidiaries for support services, manufacturing services, licenses, intellectual property, research and development services, logistics services, distribution, procurement and other similar services consistent with past practices, in each case incurred in the ordinary course of business; (c) the Attributable Indebtedness of such Person with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse;

20 (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person; (g) all obligations of any such Person in respect of Disqualified Equity Interests; (h) all net obligations of such Person under any Hedge Agreements; provided, in no event shall obligations under any Hedge Agreement be deemed “Indebtedness” for any calculation of the Consolidated Total Leverage Ratio unless such obligations relate to a transaction which has been terminated; and (i) all Guarantees of any such Person with respect to any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto Section 11.3(b). “Information” has the meaning assigned thereto in Section 11.10. “Initial Term Loan” means the term loan made, or to be made, to the Borrower by the Term Loan Lenders pursuant to Section 2.8. The aggregate principal amount of the Initial Term Loan on the Closing Date shall be $500,000,000 and the principal amount of the Initial Term Loan amount of each Term Loan Lender as of the Closing Date is set forth opposite the name of such Term Loan Lender on Schedule 1.1(a). “Insurance and Condemnation Event” means the receipt by any Credit Party of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property. “Intellectual Property” shall have the meaning specified in the Collateral Agreement. “Interest Period” means, as to each LIBOR Rate Loan, the period commencing on the date such LIBOR Rate Loan is disbursed or converted to or continued as a LIBOR Rate Loan and ending on the date one (1), three (3), or six (6) months thereafter, in each case as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business

21 Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, and Interest Periods shall be selected by the Borrower so as to permit the Borrower to make mandatory reductions of the Revolving Credit Commitment pursuant to Section 2.5(b) and the quarterly principal installment payments pursuant to Section 2.10 without payment of any amounts pursuant to Section 4.9; and (e) there shall be no more than ten (10) Interest Periods in effect at any time. “Investment” has the meaning assigned thereto in Section 8.3. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuing Lender” means Wells Fargo, in its capacity as issuer of any Letters of Credit hereunder, or any successor thereto. “Junior Indebtedness” means, with respect to the Borrower and its Subsidiaries, any (a) Subordinated Indebtedness, (b) Indebtedness secured by Liens that are junior to the Liens securing the Secured Obligations, and (c) unsecured Indebtedness (other than intercompany Indebtedness) with an aggregate outstanding principal amount in excess of the Threshold Amount. “L/C Commitment” means the lesser of (a) $25,000,000 and (b) the Revolving Credit Commitment. “L/C Facility” means the letter of credit facility established pursuant to Article III. “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5. “L/C Participants” means the collective reference to all the Revolving Credit Lenders other than the Issuing Lender. “LCA Test Date” has the meaning assigned thereto in Section 1.12(a). “Lender” means each Person executing this Agreement as a Lender on the Closing Date and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and

22 Assumption or pursuant to Section 2.7, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit. “Letter of Credit Application” means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit. “Letters of Credit” means the collective reference to standby letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit. “Leverage Ratio Increase” has the meaning assigned thereto in Section 8.13(a). “LIBOR” means, subject to the implementation of a Benchmark Replacement in accordance with Section 4.8(c), (a) for any interest rate calculation with respect to a LIBOR Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent consistent with market practice, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate is not so published, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, and (b) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent consistent with market practice, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published, then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Benchmark Replacement with respect thereto) be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.8(c), in the event that a Benchmark Replacement with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement.

23 “LIBOR Rate” means a rate per annum determined by the Administrative Agent pursuant to the following formula: LIBOR Rate = LIBOR 1.00-Eurodollar Reserve Percentage “LIBOR Rate Loan” means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 4.1(a). “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease Obligation or other title retention agreement relating to such asset. “Limited Condition Acquisition” means any Acquisition that is permitted hereunder and is not conditioned on the availability of, or on obtaining, third-party financing. “Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Applications, the Security Documents, the Reaffirmation Agreement, the Guaranty Agreements and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Secured Hedge Agreement and any Secured Cash Management Agreement). “Loans” means the collective reference to the Revolving Credit Loans, the Term Loans and the Swingline Loans, and “Loan” means any of such Loans. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Material Adverse Effect” means, with respect to the Borrower and its Subsidiaries, (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of any Credit Party to perform its obligations under the Loan Documents to which it is a party, (c) a material adverse effect on the rights and remedies of the Administrative Agent or the Lenders under any Loan Document or (d) a material adverse effect on the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party. “Material Contract” means (a) any contract or agreement, written or oral, of any Credit Party or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $50,000,000 per annum or (b) any other contract or agreement, written or oral, of any Credit Party or any of its Subsidiaries, the breach, non-performance, cancellation or failure to renew of which could reasonably be expected to have a Material Adverse Effect; provided that any contract or agreement solely among the Credit Parties and the Subsidiaries shall not be a “Material Contract” hereunder. “Material First-Tier Foreign Subsidiary” means any Material Foreign Subsidiary that is directly owned by a Credit Party. “Material Foreign Subsidiary” means (a) Ubiquiti Cayman, (b) Ubiquiti Hong Kong, (c) Ubiquiti Cayman Limited, (d) Ubiquiti Global, and (e) any Foreign Subsidiary or Foreign Subsidiary Holdco with

24 assets or revenues that exceed 10% of the Consolidated assets or revenues of the Borrower and its Subsidiaries, determined as of the end of the most recent Fiscal Year for which financial statements have been delivered and recalculated at the end of each Fiscal Year thereafter. On the Closing Date, Foreign Subsidiaries organized in Brazil, Canada, China (PRC), Czech Republic, India, Japan, Latvia, Lithuania, Mexico, Netherlands, Poland, Russia, and Ukraine do not meet the requirement set forth above and are not Material Foreign Subsidiaries. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the sum of (i) the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time and (ii) the Fronting Exposure of the Swingline Lender with respect to all Swingline Loans outstanding at such time and (b) otherwise, an amount reasonably determined by the Administrative Agent and the Issuing Lender that is entitled to Cash Collateral hereunder at such time in their sole discretion. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding seven (7) years. “Net Cash Proceeds” means, as applicable, (a) with respect to any Asset Disposition or Insurance and Condemnation Event, the gross proceeds received by any Credit Party or any of its Subsidiaries therefrom (including any cash, Cash Equivalents, deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (i) in the case of an Asset Disposition, all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction (provided that if such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such Asset Disposition, the amount of such excess shall constitute Net Cash Proceeds), (ii) all reasonable out-of-pocket fees and expenses incurred in connection with such transaction or event, (iii) the principal amount of, premium, if any, and interest on any Indebtedness secured by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event, and (b) with respect to any Equity Issuance or Debt Issuance, the gross cash proceeds received by any Credit Party or any of its Subsidiaries therefrom less (i) all reasonable out-of-pocket legal, underwriting and other fees and expenses incurred in connection therewith and (ii) all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.2 and (ii) has been approved by the Required Lenders. “Non-Credit Party” means any Subsidiary of the Borrower that is not a Credit Party. “Non-Credit Party Investment Amount” means, at any time, an amount at such time equal to (a) the greater of (i) $50,000,000 and (ii) 10% of Consolidated EBITDA as of the end of the most recently ended four consecutive fiscal quarter period for which financial statements have been provided pursuant to Section 7.1(a) or (b), as applicable (determined at the time of the applicable Investment), minus (b) the aggregate outstanding amount of Investments made pursuant to Section 8.3(a)(vi) prior to the date of determination, minus (c) the aggregate outstanding amount of Investments made pursuant to Section 8.3(g)(ii) prior to the date of determination. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

25 “Notes” means the collective reference to the Revolving Credit Notes, the Swingline Note and the Term Loan Notes. “Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 4.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans made to the Borrower under the Credit Facility and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties to the Lenders, the Issuing Lender or the Administrative Agent, in each case under any Loan Document, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of the chief financial officer, the chief accounting officer or the controller of the Borrower substantially in the form attached as Exhibit F. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a capital lease. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.12). “Participant” has the meaning assigned thereto in Section 11.9(d). “Participant Register” has the meaning assigned thereto in Section 11.9(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

26 “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliates. “Permitted Acquisition” means any acquisition by the Borrower or any Subsidiary in the form of the acquisition of all or substantially all of the assets, business or a line of business, or at least a majority of the outstanding Equity Interests which have the ordinary voting power for the election of directors of the board of directors (or equivalent governing body) (whether through purchase, merger or otherwise), of any other Person if each such acquisition meets all of the following requirements, which in the case of a Limited Condition Acquisition shall be subject to Section 1.12: (a) such acquisition shall be completed on a non-hostile basis; (b) the Person or business to be acquired shall be in a line of business permitted pursuant to Section 8.11; (c) if such transaction is a merger or consolidation involving the Borrower, the Borrower shall be the surviving Person; (d) if such transaction is a merger or consolidation involving a Guarantor, a Guarantor (or a Person that will become a Guarantor upon such merger or consolidation) shall be the surviving Person; (e) no later than ten (10) Business Days prior to the proposed closing date of such acquisition (or such shorter period as may be agreed to by the Administrative Agent), the Borrower shall have delivered to the Administrative Agent an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such acquisition for which financial statements are available demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance on a Pro Forma Basis (as of the date of the acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with the financial covenants in Section 8.13, giving effect to any Leverage Ratio Increase then in effect pursuant to Section 8.13(a); (f) no later than ten (10) Business Days after the proposed closing date of such acquisition (or such longer period as may be agreed to by the Administrative Agent), to the extent requested by the Administrative Agent, the Borrower shall have delivered to the Administrative Agent promptly upon the finalization thereof copies of substantially final documentation delivered in connection therewith; and (g) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition. “Permitted Liens” means the Liens permitted pursuant to Section 8.2. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Platform” has the meaning assigned thereto in Section 7.2.

27 “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement (a) excluding all income statement items (whether positive or negative) attributable to the Property or Person that are subject to any such Specified Disposition made during such period, (b) including all income statement items (whether positive or negative) attributable to the Property or Person acquired pursuant to any such Permitted Acquisition (provided that such income statement items to be included are reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent and based upon reasonable assumptions and calculations which are expected to have a continuous impact) and (c) without duplication of any other adjustments already included in clause (b) above or in the calculation of Consolidated EBITDA for such period, after giving effect to the pro forma adjustments with respect to such transaction; provided that in each case any such pro forma adjustments (i) are reasonably expected to be realized within twelve (12) months of such transaction as set forth in reasonable detail on a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent and (ii) are calculated on a basis consistent with GAAP and Regulation S-X of the Exchange Act of 1934 (including with respect to pro forma adjustments for public company costs in connection with the Acquisition of any public company) and (iii) represent less than 10% of Consolidated EBITDA (determined without giving effect to this clause (iii)). For purposes of this definition, “Specified Disposition” means any disposition of all or substantially all of the assets or Equity Interests of any Subsidiary of the Borrower or any division, business unit, product line or line of business and “Specified Transaction” means (x) any Specified Disposition, (y) any Permitted Acquisition and (z) any other Acquisition made pursuant to Section 8.3(m). “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lenders” has the meaning assigned thereto in Section 7.2. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Reaffirmation Agreement” means the Reaffirmation Agreement, dated as of the date hereof, made by the Credit Parties in favor of the Administrative Agent for the benefit of the Secured Parties. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Lender, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning assigned thereto in Section 11.9(c).

28 “Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Required Lenders” means, at any date, any combination of two or more Lenders having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders or, if the Revolving Credit Commitments have been terminated, any combination of two or more Lenders holding more than fifty percent (50%) of the Revolving Credit Exposure and outstanding Term Loans at such time. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Required Revolving Credit Lenders” means, at any date, any combination of Revolving Credit Lenders holding more than fifty percent (50%) of the sum of the aggregate amount of the Revolving Credit Commitment or, if the Revolving Credit Commitment has been terminated, any combination of Revolving Credit Lenders holding more than fifty percent (50%) of the aggregate Extensions of Credit under the Revolving Credit Facility; provided that the Revolving Credit Commitment of, and the portion of the Extensions of Credit under the Revolving Credit Facility, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, chief accounting officer, director, controller, vice president, treasurer or assistant treasurer of such Person or any other officer of such Person designated in writing by the Borrower and reasonably acceptable to the Administrative Agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restricted Payment” has the meaning assigned thereto in Section 8.6. “Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 2.7) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the Closing Date shall be $700,000,000. The

29 Revolving Credit Commitment of each Revolving Credit Lender on the Closing Date is set forth opposite the name of such Revolving Credit Lender on Schedule 1.1(a). “Revolving Credit Commitment Percentage” means, with respect to any Revolving Credit Lender at any time, the percentage of the total Revolving Credit Commitments of all the Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. If the Revolving Credit Commitments have terminated or expired, the Revolving Credit Commitment Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments. The Revolving Credit Commitment Percentage of each Revolving Credit Lender on the Closing Date is set forth opposite the name of such Revolving Credit Lender on Schedule 1.1(a). “Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Revolving Credit Lender’s participation in L/C Obligations and Swingline Loans at such time. “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II (including any increase in such revolving credit facility established pursuant to Section 2.7). “Revolving Credit Facility Increase” has the meaning assigned thereto in Section 2.7(a). “Revolving Credit Lender” means a Lender with a Revolving Credit Commitment. “Revolving Credit Loan” means any revolving loan made to the Borrower pursuant to Section 2.1, including any Revolving Credit Facility Increases, and all such revolving loans collectively as the context requires. “Revolving Credit Maturity Date” means the earliest to occur of (a) March 30, 2026, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, and (c) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a). “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing the Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-1 including any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to the issuance of or drawing under any Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and the Crimea region). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security

30 Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b), or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, Her Majesty’s Treasury, the United Nations Security Council or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement between or among any Credit Party or any of its Subsidiaries and any Cash Management Bank. “Secured Hedge Agreement” means any Hedge Agreement between or among any Credit Party or any of its Subsidiaries and any Hedge Bank. “Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Credit Party under (i) any Secured Hedge Agreement (other than an Excluded Swap Obligation) and (ii) any Secured Cash Management Agreement; provided that the “Secured Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Lender, the Swingline Lender, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 10.5, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns. “Security Documents” means the collective reference to the Collateral Agreement, the Ubiquiti Cayman Share Charge, and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in any Property or assets securing any Secured Obligations, as applicable. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will,

31 incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by the Borrower or any of its Subsidiaries that is subordinated in right and time of payment to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower. “Subsidiary Guaranty Agreement” means that certain Amended and Restated US Subsidiary Guaranty Agreement dated as of January 17, 2018 executed by the Borrower and the Guarantors in favor of the Administrative Agent, for the benefit of the Secured Parties. “Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swingline Commitment” means the lesser of (a) $25,000,000 and (b) the Revolving Credit Commitment. “Swingline Facility” means the swingline facility established pursuant to Section 2.2. “Swingline Lender” means Wells Fargo, in its capacity as swingline lender hereunder or any successor thereto. “Swingline Loan” means any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires. “Swingline Note” means a promissory note made by the Borrower in favor of the Swingline Lender evidencing the Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-2, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

32 “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan Facility” means the term loan facility established pursuant to Article II (including any Incremental Term Loans established pursuant to Section 2.7). “Term Loan Lender” means any Lender holding outstanding Term Loans. “Term Loan Maturity Date” means (a) with regard to the Initial Term Loans, the first to occur of (i) March 30, 2026, and (ii) the date of acceleration of the Obligations pursuant to Section 9.2(a) and (b) with regard to any Incremental Term Loan, the earlier of (i) the maturity date thereof as determined by the applicable Lenders pursuant to Section 2.7(f) and (ii) the acceleration of the Obligations pursuant to Section 9.2(a). “Term Loan Note” means a promissory note made by the Borrower in favor of a Term Loan Lender evidencing the portion of the Term Loans made by such Term Loan Lender, substantially in the form attached as Exhibit A-3, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Term Loans” means the Initial Term Loans and any Incremental Term Loan, and “Term Loan” means any of such Term Loans. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c) with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR. “Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of the Threshold Amount: (a) a “Reportable Event” described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or

33 (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate. “Threshold Amount” means $25,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Revolving Credit Commitments, Revolving Credit Exposure and outstanding Term Loans of such Lender at such time. “Transactions” means, collectively, (a) the refinancing of all Indebtedness outstanding under the Existing Credit Agreement, (b) the initial Extensions of Credit and (c) the payment of costs and expenses incurred in connection with the foregoing. “Ubiquiti Cayman” means Ubiquiti International Holding Company Limited, an exempted company incorporated under the laws of the Cayman Islands. “Ubiquiti Cayman Limited” means Ubiquiti Cayman Limited, an exempted company incorporated under the laws of the Cayman Islands. “Ubiquiti Cayman Share Charge” means the equitable charge over shares dated as of May 5, 2014, pursuant to which the Administrative Agent, for the benefit of the Secured Parties, is granted a security interest (or the equivalent under Cayman Islands law) in sixty-five percent (65%) of the Equity Interests of Ubiquiti Cayman. “Ubiquiti Global” means Ubiquiti Global Energy Limited, an exempted company incorporated under the laws of the Cayman Islands. “Ubiquiti Hong Kong” means Ubiquiti Networks International Limited, a company formed under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China. “Ubiquiti Singapore” means Ubiquiti (Singapore) Pte Ltd., a company formed under the laws of Singapore. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

34 “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” means the United States of America. “USD LIBOR” means the London interbank offered rate for Dollars. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 4.11(g). “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly- Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including” and (k) section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

35 SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 7.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein, and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further that all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capital Lease Obligations in the financial statements. SECTION 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. SECTION 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not expressly prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act of 1933, the UCC, the Investment Company Act of 1940, the Interstate Commerce Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.

36 SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable). SECTION 1.8 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit). SECTION 1.9 Guarantees and Non-Recourse Indebtedness. Unless otherwise specified, (i) the amount of any Guarantee shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee and (ii) the amount of any Indebtedness which is limited or is non-recourse to a Person or for which recourse is limited to an identified asset shall be valued at the lesser of (A) if applicable, the limited amount of such obligations, and (B) if applicable, the fair market value of such assets securing such obligation. SECTION 1.10 Covenant Compliance Generally. For purposes of determining compliance under Sections 8.1, 8.2, 8.3, 8.5, and 8.6, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the most recent annual financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 7.1(a). Notwithstanding the foregoing, for purposes of determining compliance with Sections 8.1, 8.2, and 8.3, with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that for the avoidance of doubt, the foregoing provisions of this Section 1.10 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections. SECTION 1.11 Rates; LIBOR Notification. The interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is determined by reference to LIBOR, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). In light of this eventuality, public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 4.8(c), such Section 4.8(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower in advance, pursuant to Section 4.8(c), of any change to the reference rate upon which the interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission

37 of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c), will be similar to, or produce the same value or economic equivalence of, LIBOR or any other Benchmark, or have the same volume or liquidity as did the London interbank offered rate or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. SECTION 1.12 Limited Condition Acquisitions. In the event that the Borrower notifies the Administrative Agent in writing that any proposed Acquisition is a Limited Condition Acquisition and that the Borrower wishes to test the conditions to such Limited Condition Acquisition and any Indebtedness (other than Revolving Credit Loans) that is to be used to finance such Limited Condition Acquisition and the related transaction costs and expenses associated with such Limited Condition Acquisition in accordance with this Section 1.12, then, so long as agreed to by the lenders providing such Indebtedness, the following provisions shall apply: (a) any condition to the consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition (the “LCA Test Date”) and (ii) no Event of Default under any of Section 9.1(a), 9.1(b), 9.1(i) or 9.1(j) shall have occurred and be continuing both immediately before and immediately after the consummation of such Limited Condition Acquisition and the incurrence of such Indebtedness; (b) any condition to the consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness shall be deemed satisfied if (i) all representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of the LCA Test Date, or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the Borrower or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) certain of the representations and warranties in this Agreement and the other Loan Documents which are customary for similar “funds certain” financings and required by the lenders providing such Indebtedness shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects); (c) any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Indebtedness will be tested as of the LCA Test Date, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness,

38 on a pro forma basis where applicable, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; (d) except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated (i) on a pro forma basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Margin and determining whether or not the Borrower is in compliance with the financial covenants set forth in Section 8.13 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. SECTION 1.13 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II CREDIT FACILITIES SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Revolving Credit Lender severally agrees to make Revolving Credit Loans to the Borrower in Dollars from time to time from the Closing Date to, but not including, the Revolving Credit Maturity Date as requested by the Borrower in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment of all the Revolving Credit Lenders and (b) the Revolving Credit Exposure of any Revolving Credit Lender shall not at any time exceed such Revolving Credit Lender’s Revolving Credit Commitment. Each Revolving Credit Loan by a Revolving Credit Lender shall be in a principal amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.

39 SECTION 2.2 Swingline Loans. (a) Availability. Subject to the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, Section 5.2(d) of this Agreement, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, the Swingline Lender may, in its sole discretion, make Swingline Loans to the Borrower in Dollars from time to time from the Closing Date to, but not including, the Revolving Credit Maturity Date; provided, that (a) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (b) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the Swingline Commitment. (b) Refunding. (i) Swingline Loans shall be refunded by the Revolving Credit Lenders on demand by the Swingline Lender. Such refundings shall be made by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Revolving Credit Lenders on the books and records of the Administrative Agent. Each Revolving Credit Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 1:00 p.m. on the next succeeding Business Day after such demand is made. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan. (ii) The Borrower shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrower hereby authorizes the Administrative Agent to charge any account maintained by the Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 10.3 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable). (iii) Each Revolving Credit Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non- satisfaction of the conditions set forth in Article V. Further, each Revolving Credit Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section, one of the events described in Section 9.1(i) or (j) shall have occurred, each Revolving

40 Credit Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Revolving Credit Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender’s participating interest was outstanding and funded). (c) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this Section 2.2 shall be subject to the terms and conditions of Section 4.13 and Section 4.14. SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans. (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans (other than Swingline Loans) in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (D) in the case of a Revolving Credit Loan whether the Loans are to be LIBOR Rate Loans or Base Rate Loans and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. If the Borrower fails to specify a type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as Base Rate Loans. If the Borrower requests a Borrowing of LIBOR Rate Loans in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Revolving Credit Lenders of each Notice of Borrowing. (b) Disbursement of Revolving Credit and Swingline Loans. Not later than 1:00 p.m. on the proposed borrowing date, (i) each Revolving Credit Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Revolving Credit Lender has not made available to the Administrative

41 Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.2(b). SECTION 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans. (a) Repayment on Termination Date. (i) The Borrower hereby agrees to repay the outstanding principal amount of all Revolving Credit Loans made to the Borrower in full on the Revolving Credit Maturity Date, and (ii) the Borrower agrees to repay the outstanding principal amount of all Swingline Loans in accordance with Section 2.2(b) (but, in any event, no later than the Revolving Credit Maturity Date), together, in each case, with all accrued but unpaid interest thereon. (b) Mandatory Prepayments. If at any time the Revolving Credit Outstandings exceed the Revolving Credit Commitment, the Borrower agrees to repay promptly upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Revolving Credit Outstandings in an amount equal to such excess with each such repayment applied first, if such repayment is made by the Borrower, to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, if such repayment is made by the Borrower, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount equal to such excess (such Cash Collateral to be applied in accordance with Section 9.2(b)). (c) Optional Prepayments. The Borrower may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, without premium or penalty (other than pursuant to Section 4.9), with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans and $500,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding the foregoing, any Notice of Prepayment delivered in connection with any refinancing of all of the Credit Facility or other transaction, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or other transaction and may be revoked by the Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.9). (d) Limitation on Prepayment of LIBOR Rate Loans. The Borrower may not prepay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

42 SECTION 2.5 Permanent Reduction of the Revolving Credit Commitment. (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior irrevocable written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Revolving Credit Commitment shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Revolving Credit Commitment Percentage. All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitment shall be paid on the effective date of such termination. Notwithstanding the foregoing, any notice to reduce the Revolving Credit Commitment delivered in connection with any refinancing of all of the Revolving Credit Facility or other transaction, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or other transaction and may be revoked by the Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.9). (b) Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced, and if the aggregate amount of all outstanding Letters of Credit exceeds the Revolving Credit Commitment as so reduced, the Borrower shall be required to deposit Cash Collateral in a Cash Collateral account opened by the Administrative Agent in an amount equal to such excess. Such Cash Collateral shall be applied in accordance with Section 9.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit Facility. If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. SECTION 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date. SECTION 2.7 Increase in Revolving Credit Commitments; Incremental Loans. (a) Request for Increase. At any time after the Closing Date, upon written notice to the Administrative Agent, the Borrower may from time to time request (i) one or more incremental term loans (each, an “Incremental Term Loan”) or (ii) one or more increases in the Revolving Credit Commitments (each, a “Revolving Credit Facility Increase” and all such Revolving Credit Facility Increases, together with the initial principal amount of the Incremental Term Loans, the “Incremental Increases”); provided that (A) the aggregate principal amount for all such Incremental Increases shall not exceed the Incremental Facilities Limit and (B) any such request for an increase shall be in a minimum amount of $10,000,000 (or such lesser amount agreed to by the Administrative Agent) or, if less, the remaining amount of the Incremental Facilities Limit. (b) Incremental Lenders. Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Increase. Incremental Increases may be provided by any existing Lender or by any other Persons (each, an “Incremental Lender”); provided that the Administrative Agent, the Issuing Lender and the Swingline Lender, as applicable, shall have consented (such consent not to be unreasonably withheld, conditioned or delayed) to such Incremental

43 Lender’s providing such Incremental Increase to the extent any such consent would be required under Section 11.9(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Incremental Lender. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Incremental Lender is requested to respond, which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the proposed Incremental Lenders. Each proposed Incremental Lender may elect or decline, in its sole discretion, and shall notify the Administrative Agent within such time period whether it agrees, to provide an Incremental Increase and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period shall be deemed to have declined to provide an Incremental Increase. (c) Increase Effective Date and Allocations. The Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Increase (limited in the case of the Incremental Lenders to their own respective allocations thereof). The Administrative Agent shall promptly notify the Borrower and the Incremental Lenders of the final allocation of such Incremental Increases and the Increase Effective Date. (d) Conditions to Effectiveness of Increase. Any Incremental Increase shall become effective as of such Increase Effective Date and shall be subject to the following conditions precedent, which in the case of an Incremental Term Loan incurred solely to finance a substantially concurrent Limited Condition Acquisition, shall be subject to Section 1.12: (i) no Default or Event of Default shall exist on such Increase Effective Date immediately prior to or after giving effect to (A) such Incremental Increase or (B) the making of any Extensions of Credit pursuant thereto; (ii) the Borrower is in pro forma compliance with the financial covenants set forth in Section 8.13 based on the financial statements most recently delivered pursuant to Section 7.1 after giving effect to such Incremental Increase (assuming that the entire applicable Incremental Term Loan and/or Revolving Credit Facility Increase is fully funded on the effective date thereof); and (iii) the Administrative Agent shall have received from the Borrower any customary legal opinions or other documents (including a resolutions duly adopted by the board of directors (or equivalent governing body) of each Credit Party), in connection with such Incremental Term Loan or Revolving Credit Facility Increase. (e) Terms of Revolving Credit Facility Increases. (i) Revolving Credit Loans made with respect to the Revolving Credit Facility Increase shall mature on the Revolving Credit Maturity Date and shall be subject to the same terms and conditions as the other Revolving Credit Loans; (ii) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increase Effective Date among the Revolving Credit Lenders (including the Incremental Lenders providing such Revolving Credit Facility Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Incremental Lenders providing such Revolving Credit Facility Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 4.9 in connection with such reallocation as if such reallocation were a repayment);

44 (iii) the terms and conditions applicable to such Revolving Credit Facility Increase shall, except to the extent otherwise provided in this Section 2.7, be identical to the terms and conditions applicable to the Revolving Credit Facility; (iv) each Revolving Credit Facility Increase shall constitute Obligations of the Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis; and (v) any Incremental Lender with a Revolving Credit Facility Increase shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and any Extensions of Credit made in connection with each Revolving Credit Facility Increase shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder. (f) Terms of Incremental Term Loans. (i) the maturity date and principal amortization for each Incremental Term Loan shall be determined by the applicable Incremental Lenders and the Borrower on the applicable Increase Effective Date; provided that no Incremental Term Loan will have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Initial Term Loan or a maturity date earlier than the Term Loan Maturity Date; (ii) the Applicable Margin and pricing grid, if applicable, for each Incremental Term Loan shall be determined by the applicable Incremental Lenders and the Borrower on the applicable Increase Effective Date and shall be reasonably acceptable to the Administrative Agent; (iii) except as provided in this Section 2.7, all other terms and conditions applicable to any Incremental Term Loan shall be consistent with the terms and conditions applicable to the Initial Term Loan; and (iv) each Incremental Term Loan shall constitute Obligations of the Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis. (g) Incremental Amendment. Each such Incremental Increase shall be effected pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, the Administrative Agent and the applicable Incremental Lenders, which Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.7. SECTION 2.8 Initial Term Loan. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Term Loan Lender severally agrees to make the Initial Term Loan to the Borrower on the Closing Date in a principal amount equal to the amount of such Lender’s Initial Term Loan commitment as set forth on Schedule 1.1(a). Any obligation of the Term Loan Lenders to fund the Initial Term Loan shall terminate upon funding of the Initial Term Loan on the Closing Date. SECTION 2.9 Procedure for Advance of Term Loans. (a) Initial Term Loan. The Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing prior to 11:00 a.m. on the Closing Date requesting that the Term Loan Lenders make

45 the Initial Term Loan as a Base Rate Loan on such date (provided that the Borrower may request, no later than one (1) Business Day prior to the Closing Date, that the Term Loan Lenders make the Initial Term Loan as a LIBOR Rate Loan, subject to Section 4.9 of this Agreement). Upon receipt of such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 1:00 p.m. on the Closing Date, each Term Loan Lender will make available to the Administrative Agent for the account of the Borrower, at the Administrative Agent’s Office in immediately available funds, the amount of such Initial Term Loan to be made by such Term Loan Lender on the Closing Date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Initial Term Loan in immediately available funds by wire transfer to such Person or Persons as may be designated by the Borrower in writing. (b) Incremental Term Loans. Any Incremental Term Loans shall be borrowed pursuant to, and in accordance with Section 2.7. SECTION 2.10 Repayment of Term Loans. (a) Initial Term Loan. The Borrower shall repay the aggregate outstanding principal amount of the Initial Term Loan in consecutive quarterly installments equal to $6,250,000.00 on the last Business Day of each of March, June, September and December, commencing June 30, 2021, except as the amounts of individual installments may be adjusted pursuant to Section 2.11 hereof. If not sooner paid, the Initial Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date. (b) Incremental Term Loans. The Borrower shall repay the aggregate outstanding principal amount of any Incremental Term Loan as determined pursuant to, and in accordance with, Section 2.7. SECTION 2.11 Prepayments of Term Loans. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time, without premium or penalty, to prepay the Term Loans, in whole or in part, upon delivery to the Administrative Agent of a Notice of Prepayment not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, specifying the date and amount of repayment, whether the repayment is of LIBOR Rate Loans or Base Rate Loans or a combination thereof, and if a combination thereof, the amount allocable to each and whether the repayment is of the Initial Term Loan, an Incremental Term Loan or a combination thereof, and if a combination thereof, the amount allocable to each. Each partial prepayment of the Term Loans hereunder shall be in an aggregate principal amount of at least $3,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans, $5,000,000 or any whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans and shall be applied, on a pro rata basis, to the outstanding principal installments of the Initial Term Loan and, if applicable, any Incremental Term Loans as directed by the Borrower. Each repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the applicable Term Loan Lenders of each Notice of Prepayment. (b) Mandatory Prepayments. (i) Debt Issuances. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in clause (v) below in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Debt Issuance not otherwise permitted pursuant to Section 8.1. Such prepayment shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds of any such Debt Issuance.

46 (ii) Equity Issuances. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in clause (v) below in an amount equal to fifty-percent (50%) of the aggregate Net Cash Proceeds from any Equity Issuance other than the exercise price on stock options issued as part of employee compensation; provided, that so long as no Event of Default has occurred and is continuing, no prepayments shall be required from the Net Cash Proceeds from Equity Issuances among the Credit Parties and their Subsidiaries, including Equity Issuances the proceeds of which are used to finance a Permitted Acquisition. Such prepayment shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds of any such Equity Issuance. (iii) Asset Dispositions and Insurance and Condemnation Events. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in clause (v) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from (A) any Asset Disposition (other than any Asset Disposition permitted pursuant to clauses (a) through (q) of Section 8.5) made by a Credit Party or (B) any Insurance and Condemnation Event of a Credit Party, to the extent that the aggregate amount of such Net Cash Proceeds, in the case of each of clauses (A) and (B), respectively, exceed $5,000,000 during any Fiscal Year. Such prepayments shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds; provided that, so long as no Event of Default has occurred and is continuing, no prepayment shall be required under this Section 2.11(b)(iii) with respect to such portion of such Net Cash Proceeds that the Borrower shall have given prompt written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.11(b)(iv). (iv) Reinvestment Option. With respect to any Net Cash Proceeds realized or received with respect to any Asset Disposition or any Insurance and Condemnation Event by any Credit Party of any Subsidiary thereof (in each case, only to the extent contemplated pursuant to Section 2.11(b)(iii)), at the option of the Borrower, the Credit Parties or their Subsidiaries may reinvest all or any portion of such Net Cash Proceeds in assets used or useful for the business of the Credit Parties and their Subsidiaries within twelve (12) months following receipt of such Net Cash Proceeds (or, if a commitment for such reinvestment has been made within such twelve (12) month period, within 90 days after the end of such twelve (12) month period); provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within three (3) Business Days after the applicable Credit Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.11(b). Pending the final application of any such Net Cash Proceeds, the applicable Credit Party may invest an amount equal to such Net Cash Proceeds in any manner that is not prohibited by this Agreement. (v) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under clauses (i) through and including (iv) above, the Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment of the Loans under this Section shall be applied ratably between the Initial Term Loans and any Incremental Term Loans which such prepayment to be applied to reduce the remaining scheduled principal installments of the Initial Term Loans and any Incremental Term Loans (including the bullet payment due at maturity) on a pro rata basis. (vi) Prepayment of LIBOR Rate Loans. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 4.9; provided that, so long as no Event of Default shall have occurred and be continuing, if any prepayment of LIBOR Rate Loans is required

47 to be made under this Section 2.11(b) prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.11(b) in respect of any such LIBOR Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into an account held at, and subject to the sole control of, the Administrative Agent until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Credit Party) to apply such amount to the prepayment of such Term Loans in accordance with this Section 2.11(b). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Credit Party) to apply such amount to the prepayment of the outstanding Term Loans in accordance with the relevant provisions of this Section 2.11(b). (vii) No Reborrowings. Amounts prepaid under the Term Loan pursuant to this Section may not be reborrowed. ARTICLE III LETTER OF CREDIT FACILITY SECTION 3.1 L/C Facility. (a) Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby Letters of Credit in an aggregate amount not to exceed its L/C Commitment for the account of the Borrower (which may support the obligations of any Subsidiary of the Borrower) on any Business Day from the Closing Date to, but not including, the thirtieth (30th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $100,000 (or such lesser amount as agreed to by the Issuing Lender), (ii) be a standby letter of credit issued to support the obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business and (iii) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to the applicable Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date and (iv) be subject to the ISP, as set forth in the Letter of Credit Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect as of the Closing Date and that the Issuing Lender in good faith deems material to it, (B) the conditions set forth in Section 5.2 are not satisfied, or (C) the beneficiary of such Letter of Credit is a Sanctioned Person. References herein to “issue” and derivations

48 thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. (b) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Article III shall be subject to the terms and conditions of Section 4.13 and Section 4.14. SECTION 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent’s Office a Letter of Credit Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Letter of Credit Application, the Issuing Lender shall process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall promptly furnish to the Borrower a copy of such Letter of Credit and shall promptly notify each Revolving Credit Lender of the issuance and upon request by any Revolving Credit Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Revolving Credit Lender’s participation therein. SECTION 3.3 Commissions and Other Charges. (a) Letter of Credit Commissions. Subject to Section 4.14(a)(iii)(B), the Borrower shall pay to the Administrative Agent, for the account of the applicable Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the daily amount available to be drawn under such standby Letters of Credit times the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3 in accordance with their respective Revolving Credit Commitment Percentages. (b) Issuance Fee. In addition to the foregoing commission, the Borrower shall pay directly to the Issuing Lender, for its own account, an issuance fee with respect to each Letter of Credit at a rate equal to 0.125% per annum, computed on the daily amount available to be drawn under such Letter of Credit. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of a Letter of Credit, on the Revolving Credit Maturity Date and thereafter on demand of the Issuing Lender. For the avoidance of doubt, such issuance fee shall be applicable to and paid upon each of the Existing Letters of Credit. (c) Other Costs. In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit. SECTION 3.4 L/C Participations.

49 (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day. (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it. SECTION 3.5 Reimbursement Obligation of the Borrower. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with funds from other sources), in same day funds, the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Credit Lenders make a Revolving Credit Loan as a Base Rate Loan on such date in the amount of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment, and the Revolving Credit Lenders shall make a Revolving Credit Loan as a Base Rate Loan in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and such fees and

50 expenses. Each Revolving Credit Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse the Issuing Lender for any draft paid under a Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article V. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full. SECTION 3.6 Obligations Absolute. The Borrower’s obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final non-appealable judgment. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct or a breach in bad faith of its obligations under the Loan Documents, in each case as determined by a court of competent jurisdiction by final non-appealable judgment, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit. SECTION 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply. ARTICLE IV GENERAL LOAN PROVISIONS SECTION 4.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrower, (i) Revolving Credit Loans and the Term Loans shall bear interest at (A) the Base Rate plus the Applicable Margin or (B) the LIBOR Rate plus the Applicable Margin (provided that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date unless the Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 4.9 of this Agreement)

51 and (ii) any Swingline Loan shall bear interest at the Base Rate plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. (b) Default Rate. Subject to Section 9.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), (b), (i) or (j), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request LIBOR Rate Loans, Swingline Loans or Letters of Credit, (B) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all outstanding Base Rate Loans, Swingline Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (c) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing June 30, 2021; and interest on each LIBOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (d) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law. SECTION 4.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans.

52 Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. If the Borrower fails to give a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any LIBOR Rate Loan, then the applicable LIBOR Rate Loan shall be converted to a Base Rate Loan. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Rate Loan. If the Borrower requests a conversion to, or continuation of, LIBOR Rate Loans, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a LIBOR Rate Loan. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation. SECTION 4.3 Fees. (a) Commitment Fee. Commencing on the Closing Date, subject to Section 4.14(a)(iii)(A), the Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the Applicable Margin on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment, and outstanding L/C Obligations shall be considered usage of the Revolving Credit Commitment, for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing June 30, 2021 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving Credit Facility shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized or other arrangements with respect thereto have been made that are satisfactory to the Issuing Lender) and the Revolving Credit Commitment has been terminated. The Commitment Fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages. (b) Other Fees. The Borrower shall pay to Wells Fargo Securities, LLC, the Administrative Agent and the Lenders, for their own respective accounts, fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. SECTION 4.4 Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set

53 forth herein its pro rata share in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.9, 4.10, 4.11 or 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 4.14(a)(ii). SECTION 4.5 Evidence of Indebtedness. (a) Extensions of Credit. The Extensions of Credit made by each Lender and the Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or the Issuing Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or the Issuing Lender to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or the Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note, Term Loan Note and/or Swingline Note, as applicable, which shall evidence such Lender’s Revolving Credit Loans, Term Loan Note and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) Participations. In addition to the accounts and records referred to in subsection (a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. SECTION 4.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 4.9, 4.10, 4.11 or 11.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the

54 Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 4.13 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to the Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. SECTION 4.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.3(b) and 2.9 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Lender or the Swingline Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the

55 Lenders, the Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (c) Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. The failure of any Lender to make available its pro rata share of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its pro rata share of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its pro rata share of such Loan available on the borrowing date. SECTION 4.8 Changed Circumstances. (a) Circumstances Affecting LIBOR Rate Availability. Subject to clause (c) below, in connection with any request for a LIBOR Rate Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Rate Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent shall promptly give notice thereof to the Borrower. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon (subject to Section 4.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan; or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period. (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans, and the right of the Borrower to convert any Loan to a LIBOR Rate Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

56 (c) Benchmark Replacement Setting. (i) Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 4.8(c)) if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (B) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination,

57 decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then- current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then- current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. SECTION 4.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a LIBOR Rate Loan or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrower to borrow or continue a LIBOR Rate Loan or convert to a LIBOR Rate Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, based upon the assumption that such Lender funded its LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

58 SECTION 4.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or any Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, the Issuing Lender or other Recipient, the Borrower shall promptly pay to any such Lender, the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy or liquidity), then from time to time upon written request of such Lender or the Issuing Lender the Borrower shall promptly pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender, the Issuing Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender, the Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

59 (d) Delay in Requests. Failure or delay on the part of any Lender, the Issuing Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s, the Issuing Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender, the Issuing Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender, the Issuing Lender or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s, the Issuing Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six- month period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 4.11 Taxes. (a) Defined Terms. For purposes of this Section 4.11, the term “Lender” includes the Issuing Lender and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender and each Issuing Lender shall severally indemnify the Administrative Agent and the Credit Parties (with respect to clauses (ii) and (iii) below), within ten (10) Business Days after written demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or any Credit Party, as the case may be, in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect

60 thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). The agreements in this paragraph (e) shall survive the resignation and/or replacement of the Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 4.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) (i) Any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals or copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax and (ii) if the Administrative Agent is a U.S. Person, it shall deliver to the Borrower on or prior to the date on which the Administrative Agent becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower) an executed original or copy of IRS Form W-9 certifying that the Administrative Agent is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable

61 request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals or copies of IRS Form W- 8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or any successor form), establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals or copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals or copies of IRS Form W-8BEN-E (or any successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals or copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN-E (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W- 9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals or copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, or if applicable, any foreign withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by

62 law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.11 (including by the payment of additional amounts pursuant to this Section 4.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 4.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Credit Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 4.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 4.10, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, then such Lender shall, at the request of the Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.10 or Section 4.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

63 (b) Replacement of Lenders. If any Lender requests compensation under Section 4.10, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.10 or Section 4.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.9; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 4.10 or payments required to be made pursuant to Section 4.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. (c) Selection of a Lending Office. Subject to Section 4.12(a), each Lender may make any Loan to the Borrower through any Lending Office; provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Loan in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. SECTION 4.13 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, the Issuing Lender or the Swingline Lender, the Borrower shall Cash Collateralize the Fronting Exposure of the Issuing Lender and/or the Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 4.14(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the Swingline Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C

64 Obligations and Swingline Loans, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, the Issuing Lender and the Swingline Lender as herein provided (other than pursuant to Section 8.2(j)), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 4.13 or Section 4.14 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Issuing Lender and/or the Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 4.13 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lender and the Swingline Lender that there exists excess Cash Collateral; provided that, subject to Section 4.14, the Person providing Cash Collateral, the Issuing Lender and the Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. SECTION 4.14 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lender and the Swingline Lender with respect to such Defaulting Lender in accordance with Section 4.13; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this

65 Agreement and (B) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 4.13; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swingline Loans were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Revolving Credit Facility without giving effect to Section 4.14(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive letter of credit commissions pursuant to Section 3.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 4.13. (C) With respect to any Commitment Fee or letter of credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non- Defaulting Lender pursuant to clause (iv) below, (2) pay to the Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.

66 (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 11.26, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 4.13. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Revolving Credit Commitments and outstanding Term Loans (without giving effect to Section 4.14(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE V CONDITIONS OF CLOSING AND BORROWING SECTION 5.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loans or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions: (a) Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Revolving Credit Lender requesting a Revolving Credit Note, a Term Loan Note in favor of each Term Loan Lender requesting a Term Loan Note, a Swingline Note in favor of the Swingline Lender (in each case, if requested thereby), the Reaffirmation Agreement, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

67 (i) Officer’s Certificate. A certificate from a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent. (ii) Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing any applicable Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and any other applicable Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 5.1(b)(iii). (iii) Certificates of Good Standing. To the extent applicable, certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable. (iv) Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the applicable Loan Documents and such other matters as the Administrative Agent shall reasonably request. (c) Personal Property Collateral. (i) Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral, to the extent such security interests can be perfected by filing or recordation, and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens). (ii) Pledged Collateral. To the extent required by the Security Documents, the Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents together with an undated allonge for each such promissory note duly executed in blank by the holder thereof. (iii) Lien Search. The Administrative Agent shall have received the results of a Lien search, in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens). (iv) Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property, business interruption and liability insurance covering each Credit Party, evidence of

68 payment of all insurance premiums for the current policy year of each policy (with appropriate endorsements naming the Administrative Agent as lender’s loss payee on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies. (v) Other Collateral Documentation. The Administrative Agent shall have received any documents reasonably requested thereby or as required by the terms of the Security Documents to evidence its security interest in the Collateral (including, without limitation, any landlord waivers or collateral access agreements). (d) Consents; Defaults. (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary in connection with the Transactions and any other transaction contemplated in any other Loan Document. (ii) No Material Litigation. The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in writing in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect. (e) Financial Matters. (i) Financial Statements. The Administrative Agent shall have received (A) the audited Consolidated balance sheet of the Borrower and its Subsidiaries as of June 30, 2018, June 30, 2019 and June 30, 2020, and the related audited Consolidated statements of income and retained earnings and cash flows for the Fiscal Years then ended and (B) unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2020 and related unaudited Consolidated interim statements of income and retained earnings. (ii) Financial Projections. The Administrative Agent shall have received pro forma Consolidated financial statements for the Borrower and its Subsidiaries, and projections prepared by management of the Borrower, of balance sheets, income statements and cash flow statements on an annual basis for each year during the term of the Credit Facility. (iii) Financial Condition/Solvency Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer or chief accounting officer of the Borrower (not in his individual capacity), that (A) after giving effect to the Transactions, (x) the Borrower and its Subsidiaries, taken as a whole, are Solvent and (y) the Credit Parties, taken as a whole, are Solvent and (B) the financial projections previously delivered to the Administrative Agent represent the good faith estimates (utilizing reasonable assumptions) of the financial condition and operations of the Borrower and its Subsidiaries. (iv) Closing Leverage Ratio. The Administrative Agent will be reasonably satisfied that the Consolidated Total Leverage Ratio as of the most recently ended fiscal quarter prior to the Closing Date for which financial statements are available (calculated on a pro forma basis after giving effect to the Transactions) will not exceed 3.50 to 1.00.

69 (v) Payment at Closing. The Borrower shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arrangers and the Lenders the fees set forth or referenced in Section 4.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. (f) Miscellaneous. (i) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed. (ii) Existing Credit Agreement. The Indebtedness outstanding under the Existing Credit Agreement shall have been refinanced, or shall be refinanced substantially simultaneously with the initial Extensions of Credit. (iii) PATRIOT Act, etc. (A) The Borrower and each of the Guarantors shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations, and (B) the Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that the Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least ten (10) Business Days prior to the Closing Date. (iv) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement. Without limiting the generality of the provisions of the last paragraph of Section 10.3, for purposes of determining compliance with the conditions specified in this Section 5.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 5.2 Conditions to All Extensions of Credit. Subject to Section 2.7 and Section 1.12 solely with respect to any Incremental Term Loan incurred solely to finance a substantially concurrent Limited Condition Acquisition and the related transaction costs and expenses associated therewith, the obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit) and/or the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date: (a) Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material

70 respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing, issuance or extension date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing or a Letter of Credit Application, as applicable, from the Borrower in accordance with Section 2.3(a), 3.2 or 2.9, as applicable. (d) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 5.2, that: SECTION 6.1 Organization; Power; Qualification. Each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) (a) is duly organized or incorporated, validly existing and in good standing (or in the case of any Foreign Subsidiary, the equivalent status, if any, in the applicable foreign jurisdiction), under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization (to the extent applicable in the case of Foreign Subsidiaries) except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect. The jurisdictions in which each Credit Party and each Subsidiary thereof are organized and qualified to do business as of the Closing Date are described on Schedule 6.1. No Credit Party nor any Subsidiary thereof is an EEA Financial Institution. SECTION 6.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date is listed on Schedule 6.2. As of the Closing Date, the capitalization of each Credit Party (other than the Borrower) and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.2. All outstanding shares have been duly authorized and validly issued and, to the extent applicable, are fully paid and non-assessable and not subject to any preemptive or similar rights, except as described in Schedule 6.2. The shareholders or other

71 owners, as applicable, of each Credit Party (other than the Borrower) and its Subsidiaries which are not traded on a public exchange and the number of shares owned by each as of the Closing Date are described on Schedule 6.2. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Equity Interests of any Credit Party (other than the Borrower) or any Subsidiary thereof, except as described on Schedule 6.2. SECTION 6.3 Authorization; Enforceability. Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 6.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby or thereby do not, (a) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party, (c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than (i) consents, authorizations, filings or other acts or consents that have been obtained or made and that are still in force and effect, (ii) consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iii) consents or filings under the UCC or other security filings as applicable in foreign jurisdictions. SECTION 6.5 Compliance with Law; Governmental Approvals. Each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective Properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each case (a), (b) or (c) where the failure to have, comply or file could not reasonably be expected to have a Material Adverse Effect. SECTION 6.6 Tax Returns and Payments. Each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) has duly filed or caused to be filed all federal and state and any other material tax returns required by Applicable Law to be filed, and all taxes shown to be due on such

72 tax returns have been timely paid (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party or Subsidiary). Such tax returns accurately reflect in all material respects all liability for taxes of any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) for the periods covered thereby. As of the Closing Date, except as set forth on Schedule 6.6, there is no ongoing audit or examination or, to its knowledge, other investigation by any Governmental Authority of any material tax liability of any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries). No Governmental Authority has asserted any Lien or other claim against any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) with respect to material unpaid taxes which has not been discharged or resolved (other than (a) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party or Subsidiary and (b) Permitted Liens). The charges, accruals and reserves on the books of each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) in respect of U.S. federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of any such Credit Party or Subsidiary thereof are in the judgment of the Borrower adequate, and the Borrower does not anticipate any additional material taxes or assessments for any of such years. SECTION 6.7 Intellectual Property Matters. Each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing, in each case which are material and reasonably necessary to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights which are material and reasonably necessary to conduct its business. To their knowledge, no Credit Party nor any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations where such liability could reasonably be expected to have a Material Adverse Effect. SECTION 6.8 Environmental Matters. (a) The properties owned, leased or operated by each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) now or in the past do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (b) To its knowledge, each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) and such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof except for non-compliance or violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (c) No Credit Party nor any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material

73 Adverse Effect, nor does any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) have actual knowledge that any such notice will be received or is being threatened; (d) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, to its knowledge, Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws; (e) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) is or will be named as a potentially responsible party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to any Credit Party, any Subsidiary thereof (other than Immaterial Foreign Subsidiaries), with respect to any real property owned, leased or operated by any Credit Party or any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) or operations conducted in connection therewith that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (f) There has been no release, or to its knowledge, threat of release, of Hazardous Materials at or from properties owned, leased or operated by any Credit Party or any Subsidiary (other than Immaterial Foreign Subsidiaries), now or in the past, in violation of or in amounts or in a manner that could give rise to liability under applicable Environmental Laws that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. SECTION 6.9 Employee Benefit Matters. (a) Each Credit Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired or plans covered by an IRS opinion or advisory letter. No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect; (b) As of the Closing Date, no Pension Plan has been terminated, nor has any Pension Plan become subject to funding based benefit restrictions under Section 436 of the Code, nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Credit Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA or the terms of any Pension Plan on or prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, nor

74 has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan; (c) Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Credit Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code; (d) No Termination Event has occurred or is reasonably expected to occur that would reasonably be expected to have a Material Adverse Effect; (e) Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to its knowledge, threatened concerning or involving (i) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Credit Party or any ERISA Affiliate, (ii) any Pension Plan or (iii) any Multiemployer Plan. (f) No Credit Party nor any Subsidiary thereof is a party to any contract, agreement or arrangement that could, solely as a result of the delivery of this Agreement or the consummation of transactions contemplated hereby, result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code. SECTION 6.10 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its important activities in the business of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System) or extending credit for such purpose. No part of the proceeds of any of the Loans or Letters of Credit will be used for, or extended as credit for, purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. Following the application of the proceeds of each Extension of Credit, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 8.2 or Section 8.5 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of the Threshold Amount will be “margin stock”. SECTION 6.11 Government Regulation. No Credit Party nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940) and no Credit Party nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under any Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby. SECTION 6.12 Material Contracts. Schedule 6.12 sets forth a complete and accurate list of all Material Contracts of each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) in effect as of the Closing Date. Other than as set forth in Schedule 6.12, as of the Closing Date, each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. As of the Closing Date, no Credit Party nor any Subsidiary thereof (other than Immaterial Foreign

75 Subsidiaries) (nor, to its knowledge, any other party thereto) is in breach of or in default under any Material Contract in any material respect. SECTION 6.13 Employee Relations. As of the Closing Date, no Credit Party or any Subsidiary thereof is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 6.13. The Borrower does not know of any pending, threatened (in writing) strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 6.14 Financial Statements. The audited and unaudited financial statements delivered pursuant to Section 5.1(e)(i) are complete and correct in all material respects and fairly present on a Consolidated basis the assets, liabilities and financial position of the Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended in all material respects (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material Indebtedness and other material liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. The projections delivered pursuant to Section 5.1(e)(ii) and were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of then existing conditions except that such financial projections and statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections). SECTION 6.15 No Material Adverse Change. Since June 30, 2020, there has been no material adverse change in the properties, business, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. SECTION 6.16 Solvency. (a) The Borrower and its Subsidiaries, taken as a whole, and (b) the Credit Parties, taken as a whole, are Solvent. SECTION 6.17 Title to Properties. As of the Closing Date, the real property listed on Schedule 6.17 constitutes all of the real property that is owned, leased or subleased or used by any Credit Party or any of its Subsidiaries (other than Immaterial Foreign Subsidiaries). Each Credit Party and each Subsidiary thereof (other than Immaterial Foreign Subsidiaries) has such title to, or valid leasehold interests in, the real property owned or leased by it as is necessary to the conduct of its business and valid and legal title to all of its personal property and assets, except those which have been disposed of by the Credit Parties and their Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise permitted hereunder and except where the failure to have such title or leasehold interests could not reasonably be expected to have a Material Adverse Effect. SECTION 6.18 Litigation. Except for matters existing on the Closing Date and set forth on Schedule 6.18, there are no actions, suits or proceedings pending nor, to its knowledge, threatened in writing against or in any other way relating adversely to or affecting any Credit Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

76 SECTION 6.19 Anti-Corruption Laws and Sanctions. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers, employees or affiliates, or (b) to the knowledge of the Borrower, any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby is a Sanctioned Person or the subject or target of any Sanctions. SECTION 6.20 Absence of Defaults. No Default or an Event of Default has occurred and is continuing. SECTION 6.21 Disclosure. The Borrower and/or its Subsidiaries have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which any Credit Party and any Subsidiary thereof (other than Immaterial Foreign Subsidiaries) are subject, and all other matters known to them, that, in each case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material information furnished (whether in writing or orally) by or on behalf of any Credit Party or any Subsidiary thereof to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, and together with the Borrower’s filings with the SEC, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections); provided further that with respect to information relating to the Borrower’s industry generally and trade data which relates to a Person that is not the Borrower or a Subsidiary thereof, the Borrower represents and warrants only that such information is believed by it in good faith to be accurate in all material respects. As of the Closing Date, all of the information included in each Beneficial Ownership Certification is true and correct. ARTICLE VII AFFIRMATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized or other arrangements with respect thereto have been made that are satisfactory to the Issuing Lender) and the Revolving Credit Commitments terminated, each Credit Party will, and will cause each of its Subsidiaries (other than Immaterial Foreign Subsidiaries) to: SECTION 7.1 Financial Statements and Budgets. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) Annual Financial Statements. As soon as practicable and in any event within 90 days (or, if later, on the date of any required public filing thereof (after giving effect to any extensions for filing under Rule 12b-25 promulgated under the Exchange Act), but not to exceed 105 days) after the end of each Fiscal Year (commencing with the Fiscal Year ended June 30, 2021), an audited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the

77 financial position or results of operations of any change in the application of accounting principles and practices during the year. Such annual financial statements shall be audited by an independent certified public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent, and accompanied by a report and opinion thereon by such certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP. (b) Quarterly Financial Statements. As soon as practicable and in any event within 45 days (or, if later, on the date of any required public filing thereof (after giving effect to any extensions for filing under Rule 12b-25 promulgated under the Exchange Act), but not to exceed 50 days) after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended March 31, 2021), an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows and a report containing management’s discussion and analysis of such financial statements for the fiscal quarter then ended and that portion of the Fiscal Year then ended (to the extent such information is provided in the applicable quarterly report filed by the Borrower with the SEC under the Exchange Act), including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a Consolidated basis as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments and the absence of footnotes. (c) Annual Business Plan and Budget. At each time financial statements are delivered pursuant to Section 7.1(a), a business plan and operating and capital budget of the Borrower and its Subsidiaries for the ensuing fiscal year, such plan to include, on an annual basis, the following: an annual operating and capital budget, a projected income statement, statement of cash flows and balance sheet, calculations demonstrating projected compliance with the financial covenants set forth in Section 8.13 and a report containing a reasonable disclosure of the key assumptions and drivers with respect to such budget, accompanied by a certificate from a Responsible Officer of the Borrower to the effect that such budget contains good faith estimates (utilizing assumptions believed to be reasonable at the time of delivery of such budget) of the financial condition and operations of the Borrower and its Subsidiaries for such period. SECTION 7.2 Certificates; Other Reports. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) at each time financial statements are delivered pursuant to Sections 7.1(a) or (b), a duly completed Officer’s Compliance Certificate signed by the chief executive officer, chief financial officer, chief accounting officer, treasurer or controller of the Borrower and a report containing management’s discussion and analysis of such financial statements; (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

78 (c) at each time financial statements are delivered pursuant to Section 7.1(a), a listing of all Immaterial Domestic Subsidiaries and calculations showing compliance with the definition of Immaterial Domestic Subsidiary; (d) promptly, and in any event within five (5) Business Days after receipt thereof by any Credit Party or any Subsidiary thereof, copies of each material notice or other material correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation by such agency regarding financial or other operational results of the Borrower or any Subsidiary thereof; (e) promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws (including, without limitation, the PATRIOT Act), as from time to time reasonably requested by the Administrative Agent or any Lender; and (f) such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request. Documents required to be delivered pursuant to Section 7.1(a) or (b) or Section 7.2(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed in Section 11.1; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Officer’s Compliance Certificates required by Section 7.2 to the Administrative Agent. Except for such Officer’s Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower and its Subsidiaries hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, SyndTrak Online or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat

79 any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” SECTION 7.3 Notice of Other Matters. Promptly (but in no event later than ten (10) days after any Responsible Officer of any Credit Party obtains knowledge thereof) notify the Administrative Agent in writing of (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) the occurrence of any Default or Event of Default; (b) any event that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (c) (i) any letter from the IRS stating that an Employee Benefit Plan of a Credit Party is disqualified under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; provided that in the case of clause (i) through (iv), notice shall only be required if the subject of the notice would reasonably be expected to have a Material Adverse Effect. Each notice pursuant to Section 7.3 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.3(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. SECTION 7.4 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 8.4, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect. SECTION 7.5 Maintenance of Property and Licenses. (a) In addition to the requirements of any of the Security Documents, protect and preserve all Properties necessary in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear and permitted dispositions excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner, in each case except as such action or inaction would not reasonably be expected to result in a Material Adverse Effect. (b) Maintain, in full force and effect in all material respects, each and every license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of them to conduct their respective businesses as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

80 SECTION 7.6 Insurance. Maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents (including, without limitation, hazard and business interruption insurance). All such insurance shall, (a) provide that no cancellation shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof (or 10 days’ in the case of cancellation for non-payment of premiums) and (b) name the Administrative Agent as an additional insured party or lender’s loss payee, as applicable. On the Closing Date and from time to time thereafter, deliver to the Administrative Agent upon its request (but no more frequently than annually unless an Event of Default has occurred and is continuing) information in reasonable detail as to the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. SECTION 7.7 Accounting Methods and Financial Records. Maintain a system of accounting, and keep proper books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance in all material respects with the regulations of any Governmental Authority having jurisdiction over it or any of its Properties. SECTION 7.8 Payment of Taxes. Pay and perform all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its Property that are due and payable if the failure to so pay would result in a lien on Collateral in excess of $10,000,000 having priority to the lien of Administrative Agent; provided that the Borrower or such Subsidiary may contest any item in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP. SECTION 7.9 Compliance with Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 7.10 Environmental Laws. In addition to and without limiting the generality of Section 7.9, except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (a) comply with, and ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, non- compliance with or liability under any Environmental Laws applicable to the operations of the Borrower or any such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor, as determined by a court of competent jurisdiction by final non-appealable judgment.

81 SECTION 7.11 Compliance with ERISA. In addition to and without limiting the generality of Section 7.9, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent. SECTION 7.12 Compliance with Material Contracts. Comply in all material respects with each Material Contract; provided, that the Borrower or any such Subsidiary may contest the terms and conditions of any such Material Contract in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP. SECTION 7.13 Visits and Inspections. Permit representatives of the Administrative Agent or any Lender, from time to time upon prior reasonable notice and at such times during normal business hours, all at the expense of the Borrower, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided that excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year at the Borrower’s expense (and no Lender may exercise any such right independently of the Administrative Agent); provided further that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time without advance notice. SECTION 7.14 Additional Subsidiaries. (a) Additional Domestic Subsidiaries. Promptly after the creation or acquisition (including by division) of any Domestic Subsidiary (and, in any event, within thirty (30) days after such creation or acquisition, as such time period may be extended by the Administrative Agent in its sole discretion) (x) deliver to the Administrative Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Domestic Subsidiary and (y) cause such Domestic Subsidiary to (i) become a Guarantor by delivering to the Administrative Agent a duly executed supplement to the Subsidiary Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the exceptions specified in the applicable Security Documents) owned by such Domestic Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (iv) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Domestic Subsidiary, and (v) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent in connection with the actions under this Section 7.14(a), all in form, content and scope reasonably satisfactory to the Administrative Agent; provided, however, that this Section 7.14(a) shall only apply to a Domestic Subsidiary that would qualify as a Guarantor.

82 (b) Additional Material Foreign Subsidiaries. In each case subject to the limitation set forth in clause (d) below, notify the Administrative Agent within five (5) Business Days after the delivery of financial statements pursuant to Section 7.1(a) or (b) for the fiscal quarters ending June 30 and December 31 of each Fiscal Year of any Person becoming a Material First-Tier Foreign Subsidiary, and promptly thereafter (and, in any event, within forty five (45) days after such notification, as such time period may be extended by the Administrative Agent in its sole discretion), (i) if requested by the Administrative Agent, cause the applicable Credit Party to deliver to the Administrative Agent Security Documents pledging sixty-five percent (65%) of the Equity Interests of the total outstanding Equity Interests of such Material First-Tier Foreign Subsidiary that are entitled to vote and one-hundred percent (100%) of the total outstanding Equity Interests of such Material First-Tier Foreign Subsidiary that are not entitled to vote and a consent thereto executed by such Material First-Tier Foreign Subsidiary (including, without limitation, if applicable, original certificated Equity Interests (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Equity Interests of such Material First-Tier Foreign Subsidiary, together with an appropriate undated stock or other transfer power for each certificate duly executed in blank by the registered owner thereof), (ii) in connection with the limited pledge set forth in clause (i) above, cause such Material First-Tier Foreign Subsidiary to deliver to the Administrative Agent such opinions, documents and certificates substantially similar to those referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (iii) cause such Material First-Tier Foreign Subsidiary to deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with regard to such Material First-Tier Foreign Subsidiary and (iv) cause such Material First-Tier Foreign Subsidiary to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent in connection with the foregoing, all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) Merger Subsidiaries. Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it substantially contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 7.14(a) or (b), as applicable, until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 7.14(a) or (b), as applicable, within thirty (30) days of the consummation of such Permitted Acquisition, as such time period may be extended by the Administrative Agent in its sole discretion). (d) Exclusions. The provisions of this Section 7.14 shall not apply to assets as to which the Administrative Agent and the Borrower shall reasonably determine that the costs and burdens of obtaining a security interest therein or perfection thereof outweigh the value of the security afforded thereby. SECTION 7.15 Use of Proceeds. The Borrower shall use the proceeds of (a) the Initial Term Loans (i) to refinance all existing Term Loans outstanding under this Agreement on the Closing Date and (ii) to pay fees, commissions and expenses in connection with the execution of this Agreement and transactions entered into in connection therewith, and (b) the Revolving Credit Loans for working capital and general corporate purposes of the Borrower and its Subsidiaries. The Borrower will not request any Extension of Credit, and the Borrower shall not directly or, to the Borrower’s knowledge, indirectly use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not directly or, to the Borrower’s or such Subsidiary’s knowledge, indirectly use, the proceeds of any Extension of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

83 SECTION 7.16 Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Credit Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon the reasonable request by the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. SECTION 7.17 Anti-Corruption Laws and Sanctions; Beneficial Ownership Regulation; Anti- Money Laundering Laws. (a) Maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. ARTICLE VIII NEGATIVE COVENANTS Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized or other arrangements with respect thereto have been made that are satisfactory to the Issuing Lender) and the Revolving Credit Commitments terminated, the Credit Parties will not, and will not permit any of their respective Subsidiaries to: SECTION 8.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except: (a) the Obligations; (b) Indebtedness and obligations owing under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; (c) Indebtedness existing on the Closing Date and listed on Schedule 8.1, and any refinancings, refundings, renewals or extensions thereof; provided that (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the final maturity date and weighted average life of such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness immediately prior to such refinancing, refunding, renewal or extension and (iii) any refinancing, refunding, renewal or extension of any Subordinated Indebtedness shall be (A) on subordination terms at least as favorable to

84 the Lenders and (B) not materially more restrictive on the Borrower and its Subsidiaries than the Subordinated Indebtedness being refinanced, refunded, renewed or extended; (d) Attributable Indebtedness with respect to Capital Lease Obligations, Synthetic Leases and purchase money Indebtedness in an aggregate amount not to exceed $300,000,000 at any time outstanding; (e) Guarantees with respect to Indebtedness permitted pursuant to this Section other than subsections (f) and (j); provided that any Guarantees with respect to Subordinated Indebtedness permitted pursuant to subsection (h) shall be subordinated in right and time of payment to the Obligations on the same terms and conditions as such Subordinated Indebtedness; (f) unsecured intercompany Indebtedness: (i) owed by any Credit Party to another Credit Party; (ii) owed by any Credit Party to any Non-Credit Party (provided that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent); (iii) owed by any Non-Credit Party to any other Non-Credit Party; and (iv) owed by any Non-Credit Party to any Credit Party to the extent permitted pursuant to Section 8.3; (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business; (h) Subordinated Indebtedness; provided, that in the case of each incurrence of such Subordinated Indebtedness, (i) no Default or Event of Default shall have occurred and be continuing or would be caused by the incurrence of such Subordinated Indebtedness and (ii) the Administrative Agent shall have received satisfactory written evidence that the Borrower would be in compliance with the financial covenants set forth in Section 8.13 on a pro forma basis after giving effect to the issuance of any such Subordinated Indebtedness; (i) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (j) Indebtedness (i) of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Subsidiary of a Credit Party or Indebtedness attaching to assets that are acquired by a Credit Party, in each case after the Closing Date as the result of a Permitted Acquisition (or Indebtedness assumed by such Person pursuant to a Permitted Acquisition as a result of a merger or consolidation to effectuate a Permitted Acquisition), in an aggregate principal amount, when added to the aggregate principal amounts of Indebtedness incurred pursuant to subclause (ii) below, not to exceed at any time $50,000,000; provided that such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof, or (ii) owed to the seller of any property acquired pursuant to a Permitted Acquisition in an aggregate principal amount, when added to the aggregate principal amounts of Indebtedness incurred pursuant to subclause (i) above, not to exceed $50,000,000 at any one time outstanding;

85 (k) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation incurred in connection with the consummation of one or more Permitted Acquisitions; (l) Indebtedness incurred in the ordinary course of business in respect of (i) Cash Management Agreements with a Cash Management Bank and (ii) other credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or cash management services of any Foreign Subsidiaries in an aggregate principal amount not to exceed $40,000,000 at any time outstanding; (m) Indebtedness of Foreign Subsidiaries in an aggregate outstanding principal amount not to exceed $350,000,000; (n) unsecured Indebtedness of the Borrower or any Subsidiary so long as, in each case, (i) no Default or Event of Default shall have occurred and be continuing or would result after giving effect to the incurrence of such Indebtedness, (ii) the Borrower is in compliance on a pro forma basis with the financial covenants set forth in Section 8.13 as of the end of the most recently ended fiscal quarter for which financial statements have been provided pursuant to Section 7.1(a) or (b), as applicable, after giving effect to the incurrence of such Indebtedness, (iii) the final maturity date and weighted average life to maturity of such Indebtedness shall not be prior to or shorter than the remaining weighted average life to maturity of the Initial Term Loan or a maturity date earlier than the earlier of the Term Loan Maturity Date and the Revolving Credit Maturity Date, and (iv) the terms and conditions of such Indebtedness (including any financial covenants) are not materially more restrictive, taken as a whole, than the terms of the Credit Facilities hereunder, except to the extent (A) such terms are added to the Loan Documents for the benefit of the Lenders pursuant to an amendment hereto or thereto subject solely to the reasonable satisfaction of the Administrative Agent or (B) otherwise reasonably acceptable to the Administrative Agent; and (o) Indebtedness not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed $50,000,000 at any time outstanding. SECTION 8.2 Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except: (a) Liens created pursuant to the Loan Documents (including, without limitation, Liens in favor of the Swingline Lender and/or the Issuing Lender, as applicable, on Cash Collateral granted pursuant to the Loan Documents); (b) Liens in existence on the Closing Date and described on Schedule 8.2, and the replacement, renewal or extension thereof (including Liens incurred, assumed or suffered to exist in connection with any refinancing, refunding, renewal or extension of Indebtedness pursuant to Section 8.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 8.2)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date, except for products and proceeds of the foregoing; (c) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP or applicable local accounting standards;

86 (d) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) are not overdue for a period of more than thirty (30) days, or if more than thirty (30) days overdue, no action has been taken to enforce such Liens and such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP or applicable local accounting standards and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries; (e) deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof; (f) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business; (g) Liens arising from the filing of precautionary UCC financing statements (or similar Liens in foreign jurisdictions) relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Borrower and its Subsidiaries; (h) Liens securing Indebtedness permitted under Section 8.1(d); provided that (i) such Liens shall be created concurrently with or within 90 days after the acquisition, repair, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness and the proceeds thereof and (iii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the price for the purchase, repair improvement or lease amount (as applicable) of such Property; (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.1(m) or securing appeal or other surety bonds relating to such judgments; (j) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4- 210 of the Uniform Commercial Code in effect in the relevant jurisdiction or similar law of a foreign jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of the Borrower or any Subsidiary thereof; (k) (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract; (l) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement which do not (i) interfere in any material respect with the business of the Borrower or its Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Subsidiaries or (ii) secure any Indebtedness;

87 (m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (n) Liens solely on any cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition; (o) Liens securing Indebtedness permitted under Section 8.1(j); provided that (i) any such Lien existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (ii) any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition; (p) Liens on assets of Foreign Subsidiaries securing Indebtedness of such Foreign Subsidiary permitted under Section 8.1(m), so long as such Liens do not extend to, or encumber, assets that constitute Collateral or the Equity Interests of the Borrower or any of the Subsidiaries; and (q) Liens not otherwise permitted hereunder on assets other than the Collateral securing Indebtedness or other obligations in the aggregate principal amount not to exceed $50,000,000 at any time outstanding. Notwithstanding the foregoing, in no event shall this Section permit any Liens on (x) any Intellectual Property (other than agreements among the Borrower, Ubiquiti Hong Kong and Ubiquiti Cayman Limited, existing on January 17, 2018 and agreements among the Ubiquiti Cayman and Ubiquiti Global existing on June 29, 2018, and agreements among the Borrower, Ubiquiti Hong Kong, Ubiquiti Cayman, Ubiquiti Global and Ubiquiti Singapore existing or planned to be put into existence on the Closing Date, in each case as such agreements are amended from time to time in accordance with their terms; provided such amendments are not materially adverse to the Lenders’ interests) and (y) cash and Cash Equivalents (other than Liens permitted under Section 8.2(a), 8.2(j), 8.2(n) or 8.2(p)) of the Borrower or any Subsidiary. SECTION 8.3 Investments. Purchase, own, invest in or otherwise acquire (in one transaction or a series of transactions), by division or otherwise, directly or indirectly, any Equity Interests, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) any evidence of Indebtedness or other obligation in the nature of accounts receivable of the Borrower and/or its Subsidiaries entered into in the ordinary course of business) (all the foregoing, “Investments”) except: (a) (i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date; (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 8.3; (iii) Investments made after the Closing Date by any Credit Party in any other Credit Party;

88 (iv) Investments made after the Closing Date by any Non-Credit Party in any other Non-Credit Party; and (v) Investments made after the Closing Date by any Non-Credit Party in any Credit Party; (vi) Investments made after the Closing Date (other than Intellectual Property) by any Credit Party in any Non-Credit Party in an aggregate amount at any time outstanding not to exceed the Non-Credit Party Investment Amount; and (vii) Investments made after the Closing Date by any Credit Party in any newly formed Non-Credit Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law or constituting an initial capitalization of such Non- Credit Party, in each case not to exceed $500,000 per Non-Credit Party and $10,000,000 in the aggregate during the term of this Agreement; (b) Investments in cash and Cash Equivalents; (c) Investments consisting of Capital Expenditures; (d) deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 8.2; (e) Hedge Agreements permitted pursuant to Section 8.1; (f) purchases of assets or services in the ordinary course of business; (g) Investments in the form of: (i) Permitted Acquisitions to the extent that any Person or Property acquired in such acquisition becomes a part of the Borrower or a Guarantor or becomes a Guarantor in the manner contemplated by Section 7.14; and (ii) Permitted Acquisitions to the extent that any Person or Property acquired in such acquisition does not become a Guarantor or a part of a Credit Party in an aggregate amount at any time outstanding not to exceed the Non-Credit Party Investment Amount; (h) Investments in the form of Restricted Payments permitted pursuant to Section 8.6; (i) Guarantees permitted pursuant to Section 8.1; (j) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers; (k) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers, in the ordinary course of business; provided that this paragraph (k) shall not apply to Investments of the Borrower in any Subsidiary; (l) Investments not otherwise permitted pursuant to this Section in an aggregate amount not to exceed $5,000,000 at any time; provided that, immediately before and immediately after giving pro

89 forma effect to any such Investments, no Default or Event of Default shall have occurred and be continuing; and (m) additional Investments (other than Intellectual Property) so long as, in each case, (i) no Default or Event of Default shall have occurred and is continuing or would result therefrom and (ii) after giving effect thereto and any Indebtedness incurred in connection therewith on a pro forma basis, the Consolidated Total Leverage Ratio is not greater than 3.00 to 1.00. For purposes of determining the amount of any Investment outstanding for purposes of this Section 8.3, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested). SECTION 8.4 Fundamental Changes. Merge, consolidate or enter into any similar combination with (including by division), or enter into any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except: (a) (i) any Wholly-Owned Subsidiary of the Borrower may be merged, amalgamated or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity) or (ii) any Wholly-Owned Subsidiary of the Borrower may be merged, amalgamated or consolidated with or into any Guarantor (provided that in the case of a merger, amalgamation or consolidation involving a Guarantor, the Guarantor shall be the continuing or surviving entity); (b) any Non-Credit Party may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Credit Party; (c) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up, division or otherwise) to the Borrower or any Guarantor; provided that, with respect to any such disposition by any Non-Credit Party, the consideration for such disposition shall not exceed the fair value of such assets; (d) any Non-Credit Party may dispose of all or substantially all of its assets, upon voluntary liquidation, dissolution, winding up, division or otherwise, to any other Non-Credit Party; (e) any Wholly-Owned Subsidiary of the Borrower may merge with or into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with any acquisition permitted hereunder; provided that in the case of any merger involving a Wholly-Owned Subsidiary that is a Guarantor, (i) a Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Guarantor and the Borrower shall comply with Section 7.14 in connection therewith; and (f) any Person may merge into the Borrower or any of its Wholly-Owned Subsidiaries in connection with a Permitted Acquisition; provided that (i) in the case of a merger involving the Borrower or a Guarantor, the continuing or surviving Person shall be the Borrower or such Guarantor and (ii) the continuing or surviving Person shall be the Borrower or a Wholly-Owned Subsidiary of the Borrower. Notwithstanding the foregoing, at all times during the term of this Agreement, Ubiquiti Cayman shall remain a directly owned Subsidiary of the Borrower.

90 SECTION 8.5 Asset Dispositions. Make any Asset Disposition except: (a) the sale of obsolete, worn-out or surplus assets, or other assets no longer used or usable in the business of the Borrower or any of its Subsidiaries; (b) licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Borrower and its Subsidiaries; (c) leases, subleases, licenses or sublicenses of real or personal property granted by the Borrower or any of its Subsidiaries to others in the ordinary course of business not detracting from the value of such real or personal property or interfering in any material respect with the business of the Borrower or any of its Subsidiaries; (d) Asset Dispositions in connection with transactions permitted by Section 8.4; (e) the sale of inventory in the ordinary course of business; (f) the transfer of assets to the Borrower or any Guarantor pursuant to any other transaction permitted pursuant to Section 8.4; (g) the write-off, discount, sale or other Asset Disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction; (h) the Asset Disposition of any Hedge Agreement; (i) Asset Dispositions of Investments in cash and Cash Equivalents; (j) the transfer by any Credit Party of its assets to any other Credit Party; (k) the transfer by any Credit Party of its assets (other than Intellectual Property) to any Non- Credit Party as an Investment in accordance with Section 8.3(a)(vi); (l) the transfer by any Non-Credit Party of its assets to any Credit Party (provided that in connection with any new transfer, such Credit Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer); (m) the transfer by any Non-Credit Party of its assets to any other Non-Credit Party; (n) any involuntary loss, damage or destruction of property; (o) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; (p) (i) the lapse of registered patents, trademarks, copyrights and other intellectual property rights of the Borrower and any of its Subsidiaries or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business, so long as (in each case under clauses (i) and (ii)), such lapse is not materially adverse to the interests of the Lenders; (q) Asset Dispositions of non-core assets not otherwise useful in the business of the Borrower and its Subsidiaries acquired in connection with a Permitted Acquisition or other Investment permitted

91 hereunder consummated after the Closing Date, so long as, in each case, (i) no Default or Event of Default shall have occurred and is continuing or would result therefrom and (ii) after giving effect thereto on a pro forma basis, the Consolidated Total Leverage Ratio is not greater than 2.50 to 1.00; and (r) Asset Dispositions not otherwise permitted pursuant to this Section; provided that (i) at the time of such Asset Disposition, no Default or Event of Default shall exist or would result from such Asset Disposition, (ii) such Asset Disposition is made for fair market value and the consideration received shall be no less than 75% in cash, (iii) the aggregate fair market value of all property disposed of in reliance on this clause (r) shall not exceed (A) 5% of Consolidated EBITDA as of the end of the most recently ended four consecutive fiscal quarter period for which financial statements have been provided pursuant to Section 7.1(a) or (b), as applicable, in any Fiscal Year, plus (B) $50,000,000 during the term of this Agreement. SECTION 8.6 Restricted Payments. Declare or pay any dividend on, or make any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, or make any distribution of cash, property or assets to the holders of shares of any Equity Interests of any Credit Party or any Subsidiary thereof (all of the foregoing, the “Restricted Payments”) provided that: (a) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower or any of its Subsidiaries may pay dividends in shares of its own Qualified Equity Interests; (b) any Subsidiary of the Borrower may make Restricted Payments to any Credit Party; (c) any Non-Credit Party may make Restricted Payments to any other Non-Credit Party (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis); (d) Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for directors, management, employees or consultants of the Borrower and its Subsidiaries in an aggregate amount not to exceed $10,000,000 in any Fiscal Year; and (e) the Borrower shall be permitted to make Restricted Payments; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, and (ii) the pro forma Consolidated Total Leverage Ratio based on the most recent financial statements that have been delivered pursuant to Section 7.1(a) or (b), as applicable, calculated on a pro forma basis after giving effect to such Restricted Payment, does not exceed 3.00 to 1.00. SECTION 8.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Equity Interests in, or other Affiliate of, the Borrower or any of its Subsidiaries or (b) any Affiliate of any such officer, director or holder, other than: (i) transactions permitted by Sections 8.1, 8.3, 8.4, 8.5, and 8.6; (ii) transactions existing on the Closing Date and described on Schedule 8.7; (iii) transactions (x) among Credit Parties and (y) among Non-Credit Parties;

92 (iv) other transactions in the ordinary course of business on terms at least as favorable as could be obtained by it in arm’s-length transaction with an unrelated third party, as determined in good faith by the Borrower and, if such transaction involves over $20,000,000, the board of directors (or equivalent governing body) of the Borrower; (v) employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) and indemnification agreements or arrangements with their respective directors, officers and employees in the ordinary course of business; (vi) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries; and (vii) transfer pricing arrangements among the Credit Parties and their Subsidiaries entered into in the ordinary course of business and consistent with past practices. SECTION 8.8 Accounting Changes; Organizational Documents. (a) Change its Fiscal Year end, or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices, except as required by GAAP or applicable local accounting standards or to change the Fiscal Year end of a Subsidiary to conform its fiscal year to that of the Borrower. (b) Amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in any manner materially adverse to the rights or interests of the Lenders. SECTION 8.9 Payments and Modifications of Junior Indebtedness. (a) Amend, modify, waive or supplement (or permit the modification, amendment, waiver or supplement of) any of the terms or provisions of any Junior Indebtedness in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and Lenders hereunder. (b) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (y) at the maturity thereof) any Junior Indebtedness, except: (i) refinancings, refundings, renewals, extensions or exchange of any Junior Indebtedness permitted by Section 8.1 and, with respect to any Subordinated Indebtedness, by any subordination provisions applicable thereto; (ii) payments and prepayments of any Junior Indebtedness made solely with the proceeds of Qualified Equity Interests not otherwise required to prepay Loans pursuant to Section 2.11(b)(ii); (iii) the payment of interest, expenses and indemnities in respect of Junior Indebtedness (other than, with respect to any Subordinated Indebtedness, any such payments prohibited by any subordination provisions applicable thereto); and

93 (iv) payments and prepayments of any Junior Indebtedness; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, and (ii) the pro forma Consolidated Total Leverage Ratio based on the most recent financial statements that have been delivered pursuant to Section 7.1(a) or (b), as applicable, calculated on a pro forma basis after giving effect to such payment or prepayment, does not exceed 3.00 to 1.00. SECTION 8.10 No Further Negative Pledges; Restrictive Agreements. (a) Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(d) (provided that any such restriction contained therein relates only to the asset or assets financed thereby), (iii) customary restrictions contained in the organizational documents of any Non-Credit Party as of the Closing Date and (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien). (b) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) pay dividends or other distributions with respect to its Equity Interests to any Credit Party or (ii) act as a Credit Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(d) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of the Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 8.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto and (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business. SECTION 8.11 Nature of Business. Engage in any business other than the business conducted by the Borrower and its Subsidiaries as of the Closing Date and business activities reasonably related or ancillary thereto or that are reasonable extensions thereof. SECTION 8.12 [Reserved]. SECTION 8.13 Financial Covenants. (a) Consolidated Total Leverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Total Leverage Ratio to be greater than 3.50 to 1.00. Notwithstanding the foregoing, in connection with any Permitted Acquisition having aggregate cash consideration (including cash, Cash Equivalents and other deferred payment obligations) in excess of $200,000,000, the Borrower may, at its election, in connection with such Permitted Acquisition and upon prior written notice to the Administrative

94 Agent, increase the required Consolidated Total Leverage Ratio pursuant to this Section 8.13(a) to 4.00 to 1.00, which such increase shall be applicable (i) with respect to a Permitted Acquisition that is not a Limited Condition Acquisition, for the fiscal quarter in which such Permitted Acquisition is consummated and the three (3) consecutive quarterly test periods thereafter or (ii) with respect to a Permitted Acquisition that is a Limited Condition Acquisition, for purposes of determining compliance on a pro forma basis with this Section 8.13(a) on the LCA Test Date, for the fiscal quarter in which such Permitted Acquisition is consummated and for the three (3) consecutive quarterly test periods after which such Permitted Acquisition is consummated (each, a “Leverage Ratio Increase”); provided that (x) such increase shall apply solely with respect to compliance with this Section 8.13(a) and any determination of the Consolidated Total Leverage Ratio for purposes of the definition of Permitted Acquisition and any incurrence test with respect to any Indebtedness used to finance a Permitted Acquisition and shall not apply to any other incurrence test set forth in this Agreement and (y) there shall be at least two (2) full fiscal quarters following the cessation of each such Leverage Ratio Increase during which no Leverage Ratio Increase shall then be in effect. (b) Consolidated Interest Coverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Interest Coverage Ratio to be less than 3.50 to 1.00. SECTION 8.14 Disposal of Subsidiary Interests. Permit any Domestic Subsidiary to be a non- Wholly-Owned Subsidiary except as a result of or in connection with a dissolution, merger, amalgamation, consolidation or disposition permitted by Section 8.4 or 8.5. ARTICLE IX DEFAULT AND REMEDIES SECTION 9.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal on any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise). (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of three (3) Business Days. (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made. (d) Default in Performance of Certain Covenants. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any covenant or agreement contained in Sections 7.1, 7.2 (a) or (c), 7.3(a), 7.4, 7.14, 7.15 or 7.17 or Article VIII.

95 (e) Default in Performance of Other Covenants and Conditions. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to the Borrower and (ii) a Responsible Officer of any Credit Party having obtained knowledge thereof. (f) Indebtedness Cross-Default. Any Credit Party or any Subsidiary thereof shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired). (g) Attachment. If any material portion of the Borrower’s assets are attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days or in any event not less than five (5) Business Days prior to the date of any proposed sale thereunder, or if the Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any substantial part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any substantial portion of the Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of the Borrower’s material assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal or governmental agency, and the same is not paid within thirty (30) days after the Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by the Borrower (provided that no Extensions of Credit will be required to be made during such cure period). (h) Change in Control. Any Change in Control shall occur. (i) Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary (other than an Immaterial Foreign Subsidiary) thereof shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) circulate written resolutions of the shareholders, convene a meeting of shareholders or take any corporate action, in each case, for the purpose of authorizing any of the foregoing.

96 (j) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary (other than an Immaterial Foreign Subsidiary) thereof in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered. (k) Failure of Agreements. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Credit Party or any such Credit Party shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby with a fair market value in excess of $2,500,000, in each case other than in accordance with the express terms hereof or thereof. (l) ERISA Events. The occurrence of any of the following events that would reasonably be expected to have a Material Adverse Effect: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Sections 412 or 430 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto, or (ii) a Termination Event. (m) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage) to exceed the Threshold Amount shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof. SECTION 9.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower: (a) Acceleration; Termination of Credit Facility. Terminate the Revolving Credit Commitment and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 9.1(i) or (j), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a Cash Collateral account opened by the Administrative Agent an

97 amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the Borrower. (c) General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Secured Obligations. SECTION 9.3 Rights and Remedies Cumulative; Non-Waiver; etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.2 for the benefit of all the Lenders and the Issuing Lender; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Issuing Lender or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Issuing Lender or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.4 (subject to the terms of Section 4.6), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 4.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 9.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 9.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall be applied by the Administrative Agent as follows:

98 First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swingline Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lender and Swingline Lender in proportion to the respective amounts described in this clause First payable to them; Second, to payment of that portion of the Secured Obligations constituting fees (other than Commitment Fees and Letter of Credit fees payable to the Revolving Credit Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Commitment Fees and Letter of Credit fees payable to the Revolving Credit Lenders and interest on the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Lender, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them; Fifth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize any L/C Obligations then outstanding; and Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto. SECTION 9.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent

99 and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 3.3, 4.3 and 11.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 4.3 and 11.3. SECTION 9.6 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the discretion of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9- 620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. ARTICLE X THE ADMINISTRATIVE AGENT SECTION 10.1 Appointment and Authority. (a) Each of the Lenders and the Issuing Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Sections 10.6 and 10.9, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as a potential Hedge Bank or Cash

100 Management Bank) and the Issuing Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article X for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of Articles X and XI (including Section 11.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. SECTION 10.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 10.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under

101 the circumstances as provided in Section 11.2 and Section 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by the Borrower, a Lender or the Issuing Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 10.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 10.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such

102 successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or related to its duties as Administrative Agent that are carried out following its retirement or removal. (d) Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as the Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, if in its sole discretion it elects to, and Swingline Lender, (ii) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

103 SECTION 10.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. SECTION 10.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder. SECTION 10.9 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its or any of its Affiliate’s capacities as a potential Hedge Bank or Cash Management Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Revolving Credit Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Lender shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (C) if approved, authorized or ratified in writing in accordance with Section 11.2; (ii) to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted under Section 8.2(h); and (iii) to release any Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under a Guaranty Agreement pursuant to this Section 10.9. In each case as specified in this Section 10.9, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under any Guaranty Agreement, in each case in accordance with the terms of the Loan Documents and this Section 10.9. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to

104 Section 8.5, the Liens created by any of the Security Documents on such property shall be automatically released without need for further action by any person. Notwithstanding the foregoing, the parties hereto acknowledge and agree (a) in circumstances where the Administrative Agent reasonably determines that the cost or effort of obtaining or perfecting a security interest in any asset that constitutes Collateral is excessive in relation to the benefit afforded to the Secured Parties thereby, the Administrative Agent may exclude such Collateral from the creation and/or perfection requirements set forth in this Agreement and the other Loan Documents and (b) the Administrative Agent may grant extensions of time for the creation and/or perfection of Liens in a particular property where it determines that such creation and/or perfection cannot be accomplished without undue effort and/or expense by the time or times at which it would otherwise be required by this Agreement or any other Loan Document. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 10.10 Secured Hedge Agreements and Secured Cash Management Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 9.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Cash Management Agreements and Secured Hedge Agreements, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. SECTION 10.11 Erroneous Payments. (a) Each Lender and the Issuing Lender hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or Issuing Lender (whether or not known to such Lender or Issuing Lender) or (ii) it receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, (y) that was not preceded or accompanied by a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment or (z) that such Lender or Issuing Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then , in each case an error in payment has been made (any such amounts specified in clauses (i) or (ii) of this Section 10.11(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and the Lender or Issuing Lender, as the case may be, is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment and to the extent permitted by applicable law, such Lender or Issuing Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or

105 recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Lender and the Issuing Lender agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence and, in the case of either clause (a)(i) or (a)(ii) above upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other Credit Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Lender with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the applicable Lender, Issuing Lender, Administrative Agent or other Secured Party, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (d) Each party’s obligations under this Section 10.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Revolving Credit Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE XI MISCELLANEOUS SECTION 11.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by (i) with respect to the Borrower, e-mail, or (ii) with respect to the Administrative Agent, facsimile, as follows: If to the Borrower: Ubiquiti Inc. 685 Third Avenue, 27th Floor New York, New York 10017 Attention of: Kevin Radigan, Chief Accounting Officer and Hartley Nisenbaum, Executive Vice President

106 Telephone No.: (646) 343-9451 Facsimile No.: (408) 904-7556 E-mail: kevin.radigan@ubnt.com; hartley@ubnt.com With copies to: DLA Piper LLP (US) 1251 Avenue of the Americas, 27th Floor New York, New York 10020-1104 Attention of: Shmuel Klahr Telephone No.: (212) 335-4721 Facsimile No.: (212) 884-8721 E-mail: shmuel.klahr@dlapiper.com If to Wells Fargo as Administrative Agent, Swingline Lender or Issuing Lender: Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2706 Facsimile No.: (844) 879-5899 With copies to: Wells Fargo Bank, National Association 550 California Street, Floor 14 San Francisco, California 94104 Attention of: Lacy Houstoun Telephone No.: (415) 834-4877 E-mail: lacy.a.houstoun@wellsfargo.com If to any Lender: To the address set forth on the Register Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II or Article III if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative

107 Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested. (d) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (e) Platform. (i) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Borrower Materials available to the Issuing Lender and the other Lenders by posting the Borrower Materials on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including, without limitation, the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender, the Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). (f) Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Applicable Laws, to make reference to Borrower Materials that

108 are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities Applicable Laws. SECTION 11.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall: (a) increase the Revolving Credit Commitment of any Lender (or reinstate any Revolving Credit Commitment terminated pursuant to Section 9.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender; (b) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of a mandatory prepayment under Section 2.11(b) shall only require the consent of the Required Lenders); (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clauses (iv) and (v) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrower to pay interest at the rate set forth in Section 4.1(b) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder; (d) change Section 4.6 or Section 9.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby; (e) except as otherwise permitted by this Section 11.2 change any provision of this Section or reduce the percentages specified in the definitions of “Required Lenders”, “Required Revolving Credit Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (f) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 8.4), in each case, without the written consent of each Lender; (g) release any Guarantor from its Guaranty Agreement (other than as authorized in Section 10.9), without the written consent of each Lender; (h) release all or substantially all of the Collateral or release any Security Document (other than as authorized in Section 10.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender;

109 (i) change Section 2.11(b)(v) in a manner that would alter the order of application of amounts prepaid pursuant thereto without the written consent of each Lender directly and adversely affected thereby; or (j) without the prior written consent of the Required Revolving Credit Lenders, amend, modify or waive Section 5.2 if the effect of such amendment, modification or waiver is to require the Revolving Credit Lenders to make Revolving Credit Loans when such Revolving Credit Lenders would not otherwise be required to do so; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 11.27, (iv) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect, inconsistency or omission of a technical or immaterial nature in any such provision and (v) the Administrative Agent may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 4.8(c) in accordance with the terms of Section 4.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to (x) amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Revolving Credit Commitments of such Lender shall have terminated, such Lender shall have no other commitment or obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and (y) enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 11.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.7 (including, without limitation, as applicable, (1) to permit the Incremental Term Loans and the Revolving Credit Facility Increase to share ratably in the benefits of this Agreement and the other Loan Documents and (2) to include the Incremental Term Loans and the outstanding Revolving Credit Facility Increase, as applicable, or outstanding Incremental Term Loans and outstanding Revolving Credit Facility Increase, as applicable, in any determination of (i) Required Lenders or Required Revolving Credit Lenders or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Revolving Credit Commitment or the amount of such Lender’s Loans or any increase in any Lender’s Revolving Credit Commitment Percentage, in each case, without the written consent of such affected Lender.

110 SECTION 11.3 Expenses; Indemnity. (a) Costs and Expenses. The Borrower and each other Credit Party, jointly and severally, shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel, which shall be limited to the reasonable fees and expenses of McGuireWoods LLP and one local counsel in each applicable foreign jurisdiction) in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower and each other Credit Party, jointly and severally, shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims), penalties, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Credit Party), other than such Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Transactions), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) such Indemnitee’s gross negligence or willful misconduct, (ii) the material breach in bad faith by such Indemnitee of its express obligations under the Loan Documents pursuant to a claim initiated by the Borrower or (iii) any dispute solely among Indemnitees (not arising as a result of any act or omission by the Borrower or any of its Subsidiaries or Affiliates) other than claims against Wells Fargo in its capacity as Administrative

111 Agent or the Arrangers in their capacities as such under the Loan Documents. This Section 11.3(b) shall not apply with respect to Taxes other than any Indemnified Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to the Issuing Lender or the Swingline Lender solely in its capacity as such, only the Revolving Credit Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Credit Lenders’ Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving Credit Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 4.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, the Borrower and each other Credit Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. SECTION 11.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of the

112 Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender or the Swingline Lender or any of their respective Affiliates, irrespective of whether or not such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, the Issuing Lender, the Swingline Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 9.4 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, the Issuing Lender and the Swingline Lender agree to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 11.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. (b) Submission to Jurisdiction. The Borrower and each other Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, the Swingline Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender, the Issuing Lender or the Swingline Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction.

113 (c) Waiver of Venue. The Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. SECTION 11.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 11.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and the Issuing Lender severally agrees to pay to the Administrative Agent upon demand its applicable ratable share (without duplication of any amount so recovered from or repaid by the Administrative Agent) plus interest thereon at a per annum rate equal to the Federal Funds Rate from the date of such demand to the date such payment is made to the Administrative Agent. SECTION 11.8 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. SECTION 11.9 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each

114 Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that, in each case with respect to any Credit Facility, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and/or the Loans at the time owing to it (in each case with respect to any Credit Facility), no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Loans and the Revolving Credit Commitment or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 or, if less, then the remaining amount of the assigning Lender’s Revolving Credit Commitment and/or Loans, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent ten (10) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such tenth (10th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender or an Affiliate of a Lender; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

115 (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender or an Affiliate of such Lender; and (C) the consents of the Issuing Lender and the Swingline Lender (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon the Borrower’s request after the effectiveness of any Assignment and Assumption, the Administrative Agent shall promptly deliver to the Borrower an updated schedule of the Loans and Revolving Credit Commitments of each Lender under this Agreement. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of its Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Credit Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease

116 to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.8, 4.9, 4.10, 4.11 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Borrower or any of the Borrower’s Subsidiaries or Affiliates, which shall be null and void). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each Incremental Amendment delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register, any Assignment and Assumption, and any Administrative Questionnaire shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice by the Borrower. The Register shall be available for inspection by any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Subsidiaries or Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver or modification described in Section 11.2(b), (c), (d) or (e) that directly and adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 (subject to the requirements and limitations therein, including the requirements under Section 4.11(g) (it being understood that the documentation required under Section 4.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 4.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 4.10 or 4.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant

117 acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 4.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 4.6 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. SECTION 11.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative or other compulsory proceeding, (d) to any other party hereto (subject to the applicable provisions of Section 7.2), (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any Secured Hedge Agreement or Secured Cash Management Agreement, or any action or proceeding relating to this Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries

118 or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the consent of the Borrower, (i) with the consent of the Borrower, not to be unreasonably withheld, to Gold Sheets and other similar bank trade publications, such information to consist solely of deal terms and other information customarily found in such publications, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to the Borrower, (k) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates, or (l) for purposes of establishing a “due diligence” defense, provided that, unless specifically prohibited by Applicable Law or court order, each Lender shall notify the Borrower of any request by any Governmental Authority or representative thereof (other than such request in connection with any examination of the financial condition or other routine examination of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a non- confidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 11.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. SECTION 11.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Revolving Credit Commitments remain in effect or the Credit Facility has not been terminated. SECTION 11.13 Survival. (a) All representations and warranties set forth in Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XI and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall

119 protect the Administrative Agent and the Lenders against events arising after such termination as well as before. SECTION 11.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. SECTION 11.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 11.16 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or the Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the

120 Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 11.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized or other arrangements with respect thereto have been made that are satisfactory to the Issuing Lender) or otherwise satisfied in a manner acceptable to the Issuing Lender and the Revolving Credit Commitment has been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 11.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. SECTION 11.19 Independent Effect of Covenants. The Borrower expressly acknowledges and agrees that each covenant contained in Articles VII or VIII hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VII or VIII, if before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles VII or VIII. SECTION 11.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s- length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the

121 Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) Each Credit Party acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other Lender, the Arrangers, the Borrower or any Affiliate of the foregoing. Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Arrangers, the Borrower or any Affiliate of the foregoing. SECTION 11.21 [Reserved]. SECTION 11.22 Nature of Obligations. Notwithstanding anything to contrary contained in the Loan Documents, the Credit Parties shall be jointly and severally liable for all Obligations. For the avoidance of doubt, no Foreign Subsidiary and no Foreign Subsidiary Holdco shall be liable for any Obligations or shall be required to guarantee any of the Obligations. In the event of any conflict or inconsistency between this Section 11.22 and any other provision of any Loan Document, this Section 11.22 shall control. SECTION 11.23 Judgment Currency. Each Credit Party’s obligation hereunder and under the other Loan Documents to make payments in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than Dollars, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Issuing Lender or the respective Lender of the full amount of Dollars expressed to be payable to the Administrative Agent, the Issuing Lender or such Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than Dollars (such other currency being hereinafter referred to as the “Judgment Currency”), an amount due in Dollars, the conversion shall be made, at the rate of exchange quoted by the Administrative Agent (or, if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent), determined, in each case, as of the Business Day on which the judgment is given. If the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent, the Issuing Lender or any Lender from the Borrower, the Borrower agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, the

122 Issuing Lender or such Lender, as the case may be, against such loss. If the amount of Dollars so purchased is greater than the sum originally due to the Administrative Agent, the Issuing Lender or any Lender, the Administrative Agent, the Issuing Lender or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under Applicable Law). For purposes of determining any rate of exchange for this Section 11.23, such amounts shall include any premium and costs payable in connection with the purchase of Dollars. SECTION 11.24 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on the Borrower or any of its Subsidiaries or further restricts the rights of the Borrower or any of its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. SECTION 11.25 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrower outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the respective Revolving Credit Commitment of the Lenders hereunder and the Borrower agrees to pay any amounts required pursuant to Section 4.9 in connection with such transfers as if all Loans under the Existing Credit Agreement were repaid on the Closing Date, to the extent not waived by the applicable Lenders. SECTION 11.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

123 (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 11.27 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Revolving Credit Commitments; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement

124 (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 11.28 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.28, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

125 “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Remainder of page intentionally left blank; signature pages follow]

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above. UBIQUITI INC., as the Borrower By: /s/ Kevin Radigan Name: Kevin Radigan Title: Chief Accounting and Finance Officer

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page Agents and the Lenders: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Lender, Swingline Lender and Issuing Lender By: /s/ Lacy Houstoun Name: Lacy Houstoun Title: Managing Director

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page FIFTH THIRD BANK, NATIONAL ASSOCIATION as Lender By: /s/ Marisa Lake Name: Marisa Lake Title: Assistant Vice President

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page HSBC BANK USA, NATIONAL ASSOCIATION, as Lender By: /s/ Darren Santos Name: Darren Santos Title: Senior Vice President, 22672

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Lauren M. Potts Name: Lauren M. Potts Title: Vice President

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page MUFG UNION BANK, N.A., as Lender By: /s/ Matthew Antioco Name: Matthew Antioco Title: Director

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page MUFG BANK, LTD., as Lender By: /s/ Matthew Antioco Name: Matthew Antioco Title: Director

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION, as Lender By: /s/ Matt S. Scullin Name: Matt S. Scullin Title: Senior Vice President

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page TD BANK, N.A., as Lender By: /s/ Steve Levi Name: Steve Levi Title: Senior Vice President

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page CITY NATIONAL BANK, as Lender By: /s/ Erwin Gostomski Name: Erwin Gostomski Title: Vice President

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as Lender By: /s/ Tsung-Yao Tsai Name: Tsung-Yao Tsai Title: AVP & AGM

Ubiquiti Inc. Third Amended and Restated Credit Agreement Signature Page TAIWAN COOPERATIVE BANK LTD., ACTING THROUGH ITS NEW YORK BRANCH, as Lender By: /s/ Li Yin Wang Name: Li Yin Wang Title: Deputy General Manager

EXHIBIT A-1 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF REVOLVING CREDIT NOTE

REVOLVING CREDIT NOTE __________, 20___ FOR VALUE RECEIVED, the undersigned, UBIQUITI INC., a Delaware corporation (the “Borrower”), promises to pay to _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of the unpaid principal amount of all Revolving Credit Loans made by the Lender from time to time pursuant to that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Revolving Credit Note from time to time outstanding is payable as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in Dollars in immediately available funds as provided in the Credit Agreement. This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable. THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. The Indebtedness evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note. This Revolving Credit Note is one of the Notes referred to in the Credit Agreement, [amends, restates and continues the indebtedness under any previous Revolving Credit Note issued to the Lender in connection with the Existing Credit Agreement and is entitled to the benefits thereof]1 and may be prepaid in whole or in part subject to the terms and conditions provided therein. [Remainder of page intentionally left blank; signature page follows] 1 To be included for existing Lenders.

IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note as of the day and year first above written. UBIQUITI INC. By: Name: Title:

EXHIBIT A-2 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF SWINGLINE NOTE

SWINGLINE NOTE __________, 20___ FOR VALUE RECEIVED, the undersigned, UBIQUITI INC., a Delaware corporation (the “Borrower”), promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of the unpaid principal amount of all Swingline Loans made by the Lender from time to time pursuant to that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Swingline Note from time to time outstanding is payable as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. Swingline Loans refunded as Revolving Credit Loans in accordance with Section 2.2(b) of the Credit Agreement shall be payable by the Borrower as Revolving Credit Loans pursuant to the Revolving Credit Notes, and shall not be payable under this Swingline Note as Swingline Loans. All payments of principal and interest on this Swingline Note shall be payable in Dollars in immediately available funds as provided in the Credit Agreement. This Swingline Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swingline Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Swingline Note and on which such Obligations may be declared to be immediately due and payable. THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. The Indebtedness evidenced by this Swingline Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Swingline Note. This Swingline Note is one of the Notes referred to in the Credit Agreement, amends, restates and continues the indebtedness under any previous Swingline Note issued to the Lender in connection with the Existing Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Swingline Note as of the day and year first above written. UBIQUITI INC. By: Name: Title:

EXHIBIT A-3 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF TERM LOAN NOTE

TERM LOAN NOTE __________, 20___ FOR VALUE RECEIVED, the undersigned, UBIQUITI INC., a Delaware corporation (the “Borrower”), promises to pay to _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of the unpaid principal amount of all Term Loans made by the Lender pursuant to that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Term Loan Note from time to time outstanding is payable as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Term Loan Note shall be payable in Dollars in immediately available funds as provided in the Credit Agreement. This Term Loan Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Term Loan Note and on which such Obligations may be declared to be immediately due and payable. THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. The Indebtedness evidenced by this Term Loan Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Term Loan Note. This Term Loan Note is one of the Notes referred to in the Credit Agreement, [amends, restates and continues the indebtedness under any previous Term Loan Note issued to the Lender in connection with the Existing Credit Agreement and is entitled to the benefits thereof]1 and may be prepaid in whole or in part subject to the terms and conditions provided therein. [Remainder of page intentionally left blank; signature page follows] 1 To be included for existing Lenders.

IN WITNESS WHEREOF, the undersigned has executed this Term Loan Note as of the day and year first above written. UBIQUITI INC. By: Name: Title:

EXHIBIT B to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF NOTICE OF BORROWING

NOTICE OF BORROWING Dated as of: _____________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This irrevocable Notice of Borrowing is delivered to you pursuant to Section [2.3][2.7][2.9] of the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Borrower hereby requests that the Lenders make [a Revolving Credit Loan][a Swingline Loan][the Initial Term Loan][an Incremental Term Loan] to the Borrower in the aggregate principal amount of $___________. (Complete with an amount in accordance with Section 2.3, 2.7 or 2.9 of the Credit Agreement, as applicable.) 2. The Borrower hereby requests that such Loan be made on the following Business Day: _____________________. (Complete with a Business Day in accordance with Section 2.3 of the Credit Agreement for Revolving Credit Loans or Swingline Loans, Section 2.9(a) of the Credit Agreement for the Initial Term Loan or Section 2.7 for any Incremental Term Loans). 3. The Borrower hereby requests that such Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below: Component of Loan1 Interest Rate Interest Period2 (LIBOR Rate only) [Base Rate or LIBOR Rate]3 4. The aggregate principal amount of all Loans and L/C Obligations outstanding as of the date hereof (including the Loan(s) requested herein) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. 1 Complete with the Dollar amount of that portion of the overall Loan requested that is to bear interest at the selected interest rate and/or Interest Period (e.g., for a $20,000,000 loan, $5,000,000 may be requested at Base Rate, $8,000,000 may be requested at LIBOR with an interest period of three months and $7,000,000 may be requested at LIBOR with an interest period of one month). 2 Can be one (1), two (2), three (3), or six (6) months. 3 Complete with (i) the Base Rate or the LIBOR Rate for Revolving Credit Loans, the Initial Term Loan or any Incremental Term Loan or (ii) the Base Rate for Swingline Loans.

5. All of the conditions applicable to the Loan requested herein as set forth in Section 5.2 of the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the day and year first written above. UBIQUITI INC., as Borrower By: Name: Title:

EXHIBIT C to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF NOTICE OF ACCOUNT DESIGNATION

NOTICE OF ACCOUNT DESIGNATION Dated as of: _________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This Notice of Account Designation is delivered to you pursuant to Section 2.3(b) of the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Administrative Agent is hereby authorized to disburse all Loan proceeds payable to the Borrower into the following account of the Borrower: ____________________________ Bank Name: ____________ ABA Routing Number: _________ Account Number: _____________ 2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the day and year first written above. UBIQUITI INC., as Borrower By: Name: Title:

EXHIBIT D to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF NOTICE OF PREPAYMENT

NOTICE OF PREPAYMENT Dated as of: _____________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This Notice of Prepayment is delivered to you pursuant to Section [2.4(c)][2.11(a)][2.11(b)(v)] of the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [LIBOR Rate Loans]: _______________. (Complete with amount(s) in accordance with Section 2.4 or 2.11 of the Credit Agreement.) 2. The Loan(s) to be prepaid consist of: [check each applicable box]  a Swingline Loan  a Revolving Credit Loan  the Initial Term Loan  an Incremental Term Loan 3. The Borrower shall repay the above-referenced Loan(s) on the following Business Day: _______________. (Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Prepayment with respect to any Swingline Loan or Base Rate Loan and (ii) three (3) Business Days subsequent to date of this Notice of Prepayment with respect to any LIBOR Rate Loan.) [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above. UBIQUITI INC., as Borrower By: Name: Title:

EXHIBIT E to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF NOTICE OF CONVERSION/CONTINUATION

NOTICE OF CONVERSION/CONTINUATION Dated as of: _____________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 4.2 of the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Loan to which this Notice relates is [a Revolving Credit Loan] [the Initial Term Loan] [an Incremental Term Loan] of the Borrower. 2. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)  Converting all or a portion of a Base Rate Loan into a LIBOR Rate Loan Outstanding principal balance: $______________ Principal amount to be converted: $______________ Requested effective date of conversion: _______________ Requested new Interest Period: _______________  Converting all or a portion of a LIBOR Rate Loan into a Base Rate Loan Outstanding principal balance: $______________ Principal amount to be converted: $______________ Last day of the current Interest Period: _______________ Requested effective date of conversion: _______________

 Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate Loan Outstanding principal balance: $______________ Principal amount to be continued: $______________ Last day of the current Interest Period: _______________ Requested effective date of continuation: _______________ Requested new Interest Period: _______________ 3. The aggregate principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. 4. All of the conditions applicable to the conversion or continuation of a Loan requested herein as set forth in the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such conversion or continuation. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above. UBIQUITI INC., as Borrower By: Name: Title:

EXHIBIT F to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF OFFICER’S COMPLIANCE CERTIFICATE

OFFICER’S COMPLIANCE CERTIFICATE Dated as of: _____________ The undersigned, not individually, but solely on behalf of, and in his capacity as the [___________] of Ubiquiti Inc., a Delaware corporation (the “Borrower”), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows, as of the date hereof: 1. This certificate is delivered to you pursuant to Section 7.2(a) of the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 2. I have reviewed the financial statements of the Borrower and its Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the period[s] indicated. 3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower and/or its applicable Subsidiaries has taken, is taking and proposes to take with respect thereto]. 4. As of the date of this certificate, the calculations determining the Consolidated Total Leverage Ratio, the Consolidated Interest Coverage Ratio and the Applicable Margin are set forth on Schedules 1 and 2 (in each case, as of the “Statement Date” set forth therein), the Borrower and its Subsidiaries are in compliance with the financial covenants contained in Section 8.13 of the Credit Agreement as of the Statement Date reflected in such schedules. 5. [Attached as Schedule 3 hereto is a list of all Immaterial Domestic Subsidiaries and calculations showing compliance with the definition of Immaterial Domestic Subsidiary.]1 [Signature Page Follows] 1 Include only with Compliance Certificate accompanying audited financial statements delivered pursuant to Section 7.1(a) of the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Compliance Certificate as of the day and year first written above. UBIQUITI INC. By: Name: Title:

Schedule 1 to Officer’s Compliance Certificate For the Quarter/Year ended ______________________ (the “Statement Date”) A. Section 8.13(a) - Maximum Consolidated Total Leverage Ratio and Applicable Margin (I) Consolidated Total Indebtedness as of the Statement Date: $__________ (II) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to the Statement Date (see Schedule 2): $__________ (III) Line A.(I) divided by Line A.(II) : ____ to 1.00 (IV) Maximum permitted Consolidated Total Leverage Ratio as set forth in Section 8.13(a) of the Credit Agreement: [3.50 to 1.00] 1 (V) In Compliance? Yes/No (VI) Applicable Margin: Pricing Level __ B. Section 8.13(b) – Minimum Consolidated Interest Coverage Ratio (I) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to the Statement Date (see Schedule 2): $__________ (II) Consolidated Interest Expense for the period of four (4) consecutive fiscal quarters ending on or immediately prior to the Statement Date: $__________ (III) Line B.(I) divided by Line B.(II) : ____ to 1.00 (IV) Minimum permitted Consolidated Interest Coverage Ratio as set forth in Section 8.13(b) of the Credit Agreement: 3.50 to 1.00 (V) In Compliance? Yes/No 1 Subject to the Leverage Ratio Increase as defined in Section 8.13(a) of the Credit Agreement.

Schedule 2 to Officer’s Compliance Certificate Consolidated EBITDA Quarter 1 ended __/__/__ Quarter 2 ended __/__/__ Quarter 3 ended __/__/__ Quarter 4 ended __/__/__ Total (Quarters 1-4) (1) Consolidated Net Income for such period (2) The following amounts, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (a) income and franchise taxes (b) Consolidated Interest Expense (c) amortization (d) depreciation (e) other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future) (f) extraordinary losses (excluding extraordinary losses from discontinued operations) (g) non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity- incentive programs (3) Line (2)(a) plus Line (2)(b) plus Line (2)(c) plus Line (2)(d) plus Line (2)(e) plus Line (2)(f) plus Line (2)(g) (4) The following amounts, without duplication, to the extent included in determining Consolidated Net Income for such period: (a) interest income

Consolidated EBITDA Quarter 1 ended __/__/__ Quarter 2 ended __/__/__ Quarter 3 ended __/__/__ Quarter 4 ended __/__/__ Total (Quarters 1-4) (b) any extraordinary gains (c) non-cash gains or non-cash items increasing Consolidated Net Income (5) Line (4)(a) plus Line (4)(b) plus Line (4)(c) (6) [Pro Forma Basis Adjustments to Consolidated EBITDA, if applicable1] (7) Totals (Line (1) plus Line (3) less Line (5) plus or minus, as applicable, Line (6)) 1 “Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement (a) excluding all income statement items (whether positive or negative) attributable to the Property or Person that are subject to any such Specified Disposition made during such period; (b) including all income statement items (whether positive or negative) attributable to the Property or Person acquired pursuant to any such Permitted Acquisition (provided that such income statement items to be included are reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent and based upon reasonable assumptions and calculations which are expected to have a continuous impact); and (c) without duplication of any other adjustments already included in clause (b) above or in the calculation of Consolidated EBITDA for such period, after giving effect to the pro forma adjustments with respect to such transaction; provided that in each case any such pro forma adjustments: (i) are reasonably expected to be realized within twelve (12) months of such transaction as set forth in reasonable detail on a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent and (ii) are calculated on a basis consistent with GAAP and Regulation S-X of the Exchange Act of 1934 (including with respect to pro forma adjustments for public company costs in connection with the Acquisition of any public company) and (iii) represent less than 10% of Consolidated EBITDA (determined without giving effect to this clause (iii)). “Specified Disposition” means any disposition of all or substantially all of the assets or Equity Interests of any Subsidiary of the Borrower or any division, business unit, product line or line of business. “Specified Transaction” means (x) any Specified Disposition, (y) any Permitted Acquisition and (z) any other Acquisition made pursuant to Section 8.3(m) of the Credit Agreement.

Schedule 3 to Officer’s Compliance Certificate List of Immaterial Domestic Subsidiaries Subsidiary Assets of Subsidiary Consolidated Assets of Borrower and its Domestic Subsidiaries % of Consolidated Assets Revenue of Subsidiary Consolidated Revenue of Borrower and its Domestic Subsidiaries % of Consolidated Revenue

EXHIBIT G to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and the parties identified on the Schedules hereto and [the] [each]1 Assignee identified on the Schedules hereto as “Assignee” or as “Assignees” (collectively, the “Assignees” and each, an “Assignee”). [It is understood and agreed that the rights and obligations of the Assignees2 hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Third Amended and Restated Credit Agreement identified below (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the [Assignee] [respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: [INSERT NAME OF ASSIGNOR] 2. Assignee(s): See Schedules attached hereto 3. Borrower: Ubiquiti Inc. 4. Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement 5. Credit Agreement: The Third Amended and Restated Credit Agreement, dated as of March 30, 2021, by and among Ubiquiti Inc., a Delaware corporation, as Borrower, the Lenders party thereto and Wells 1 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 2 Select as appropriate. 3 Include bracketed language if there are multiple Assignees.

Fargo Bank, National Association, as Administrative Agent (as amended, restated, supplemented or otherwise modified) 6. Assigned Interest: See Schedules attached hereto [7. Trade Date: ______________]4 [Remainder of Page Intentionally Left Blank] 4 To be completed if the Assignor and the Assignees intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date: _____________ ___, 2____ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEES See Schedules attached hereto

[Consented to and]5 Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Swingline Lender By:_________________________________ Name: Title: [Consented to:]6 UBIQUITI INC., as Borrower By:________________________________ Name: Title: 5 To be added only if the consent of the Administrative Agent and/or the Swingline Lender and Issuing Lender is required by the terms of the Credit Agreement. May also use a Master Consent. 6 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement. May also use a Master Consent.

SCHEDULE 1 To Assignment and Assumption By its execution of this Schedule, the Assignee identified on the signature block below agrees to the terms set forth in the attached Assignment and Assumption. Assigned Interests: Facility Assigned1 Aggregate Amount of Commitment/ Loans for all Lenders2 Amount of Commitment/ Loans Assigned3 Percentage Assigned of Commitment/ Loans4 CUSIP Number $ $ % $ $ % $ $ % [NAME OF ASSIGNEE]5 [and is an Affiliate of [identify Lender]6] By:______________________________ Title: 1 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Agreement (e.g. “Revolving Credit Commitment”). 2 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 3 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 5 Add additional signature blocks, as needed. 6 Select as appropriate.

ANNEX 1 to Assignment and Assumption STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 11.9(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT H-1 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN LENDERS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation, (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or any successor form). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (b) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

EXHIBIT H-2 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (NON-PARTNERSHIP FOREIGN PARTICIPANTS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or any successor form). By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT H-3 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOREIGN PARTICIPANT PARTNERSHIPS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation, (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN-E (or any successor form), or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or any successor form), from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT H-4 to Third Amended and Restated Credit Agreement dated as of March 30, 2021 by and among Ubiquiti Inc., as Borrower, the lenders party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOREIGN LENDER PARTNERSHIPS)

U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of March 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Ubiquiti Inc., a Delaware corporation, (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN-E (or any successor form), or (b) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN-E (or any successor form), from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__